- --------------------------------------------------------------------------------
ATTACHMENT TO NETWORK SERVICES AGREEMENT

- --------------------------------------------------------------------------------

In addition to the terms and conditions contained in the Network Services Agreement, Customer and CompuServe Incorporated further agree:

Customer agrees to execute a Network Services Agreement with an initial Extended Term Plan of three (3) year(s) with an Annual Minimum of $60,000 in Year 1, an Annual Minimum of $120,000 in Year 2, and an Annual Minimum of $180,000 in Year
3. CompuServe agrees to provide Customer with the special terms contained in this Attachment.


I.   Enterprise Connect(sm)  for WinCIM Direct


1.   Service Description

     The Enterprise Connect for WinCIM Direct service ("WCD Service"), consists
     of: (i) access to  information   provided   by   Customer   stored   on  a
     Customer-provided server by Customer's Users through the CompuServe network and CompuServe Internet Protocol processors and communications equipment, and (ii) CompuServe's Windows-based CompuServe Information Manager software("WINCIM"), configured with Customer's logo provided by Customer, Customer's universal resource locator at the time this Attachment is executed, up to four (4) Customer-specified "Favorite Places" (to include CompuServe's New Member Welcome Center, Member Services & Support and WinCIM Help & Information), Customer's choice of up to four (4) designated tickers in the "Quotes" area (collectively the "Dial Product"), and (iii) access to the CompuServe Information Service, and (iv) access to the Internet.

     The term "Users" means individuals that obtain the Dial Product from Customer and access the WCD Service.

2.   Rates

     Users will be billed by CompuServe at the then current rates published online, and will have the option to select,during the registration process, any of CompuServe's then standard pricing plans for access to the WCD Service and the CompuServe Information Service.

3.   Obligations of Customer

     a. Customer shall provide and maintain the content of its information and it avalability on the WCD Service.
     b. Customer shall actively market and promote,at its sole expense,the distribution of the Dial Product and the use of the WCD Service. Customer's marketing and promotion efforts will include:


          1. Customer will develop, print and place advertisements in Extended Care Product News. The advertisements will contain information about the WCD Service and will explain how users can obtain memberships for the WCD Service. This advertisement may also be used in other ways to promote the WCD Service. The advertising will begin no later that thirty (30) days after the availability of the WCD Service and will appear on a quarterly basis.
          2. Customer will be exhibiting at two to three (2-3) trade shows per year. The attendees will be provided subscription information about the WCD Service, copies of the Dial Product and live demos of the WCD Service.
          3. Customer will incorporate the WCD Service into its annual conference schedule. Customer will provide attendees with WCD Service demos.
          4. Customer will issue a press release announcing the availability of the WCD Service within thirty (30) days of WCD Service availability.
          5. Customer will offer special incentives to customers who subscribe to the WCD Service within thirty (30) days of purchasing the Customer's product or service. Customer is responsible for all administration of special programs. The special incentives program will be available on an ongoing basis.

   c. Customer shall distribute the Dial Product with the User agreement provided by CompuServe.
   d. Except for mutually agreed upon references, neither the Customer nor CompuServe shall present or permit any advertising or promotional material which makes reference to the other's products or services, or trademark, logo or similar symbol, without prior written approval by the other party. All advertising or promotional material which makes reference to the other party's products or services must be approved by that party before final release. Approval shall not be unreasonably withheld and must be communicated within a reasonable amount of time.
   e. Customer agrees it will notify CompuServe three (3) months prior to changing its universal resource locator.
   f. Customer agrees that CompuServe is and shall remain while this Attachment is in force the exclusive provider of access to the WCD Service and the exclusive provider of the Dial Product.

4.   CompuServe  reserves  the right  to terminate  this  Attachment upon thirty
     (30) days prior written notice to Customer should ten percent (10%) or more of the total charges generated under the WCD Service defined in this Attachment remain uncollectible for any two (2) consecutive months that this Attachment is in effect; should Customer remit payment for all of these charges to CompuServe before the end of thirty (30) days, then this Attachment will remain in force. CompuServe reserves the right to suspend or terminate access to Customer's WCD Service for any User if any payment due is not made within thirty (30) day after the billing date.

5.   Distribution

   a. CompuServe grants to Customer, a limited non-exclusive license to distribute the Dial Product in connection solely with the WCD Service defined in this Attachment.

   b. Customer shall have no right to make or authorize any further copies of the Dial Product or any portion thereof, nor any right to decompile, disassemble, reverse engineer, or make or distribute any other form of, or derivative work from the Dial Product.

   c. CompuServe grants Customer a limited, non-exclusive license to use the WINCIM trademark in connection with the WCD Service.

6.      Order and Shipping

     The minimum initial and reorder quantity is ten thousand (10,000) Dial Product diskettes. Customer will be charged $1.50 for each Dial product diskette inserted into a black, CompuServe standard diskette mailer, CompuServe Model CS-081GM(05/95), which shall be delivered to the Customer unsealed. The label on each diskette may, at Customer's request, include Customer's logo as contained in artwork supplied by Customer. Shipment shall be via ground transportation at CompuServe's expense.

7.     Customer Warranties

     Customer warrants that the information on its server(s) which is presented to Users is and will be reliable, and does not and will not (i) infringe upon or violate any copyright, patent, trade secret, or other proprietary right; (ii) libel, defame, slander, invade the privacy of, or violate the publicity rights of any person; or (iii) violate any applicable law or regulation. CompuServe Warranties, Limitations on Liability.

     In addition to the warranty contained in Paragraph 6.1 of the Agreement Terms and Conditions, CompuServe warrants that any physical medium on which the Dial Product is distributed and the documentation are free from defects in materials and workmanship. CompuServe will replace defective media or documentation provided they are returned to CompuServe within 60 days of the date of delivery. Should the Dial Product fail to perform in substantial compliance, with documentation supplied by CompuServe, CompuServe will replace such copies with copies that do perform in substantial compliance upon Customer's explanation of the defect and return of all copies of the Dial Product and documentation. If this remedy fails, Customer's sole remedy shall be to terminate the use of the WCD Service and to receive a pro-rated refund of the fees paid based on the percentage of non-complying copies, less any royalties paid to Customer. With regard solely to the WCD Service, the remedies contained in this paragraph are in lieu of the remedies contained in Paragraph 6.4 of the Agreement Terms and Conditions.

8.   Relationship and Indemnification

          a. The relationship between Customer and CompuServe shall be that of buyer and seller, as independent contractors. Nothing contained in this Agreement shall constitute the Customer being the outlet, partner, broker, employee, servant or agent of or for CompuServe.
          b. Neither party hereto shall have the right to make any warranties or incur any liabilities or obligations on behalf of or binding upon the other party.
          c. With regard solely to the WCD Service, the following replaces Paragraph 7.3 of the Agreement Terms and Conditions:

     Each party shall indemnify the other party and the other party's directors, officers, employees and agents from any and all claims, or allegations of conduct, that would constitute a breach by such party of any obligation or term, condition or warranty under this Attachment and any demands, liabilities and expenses, including reasonable attorneys' fees, resulting from the claim. This indemnification does not apply to the extent the claims, demands, liabilities or expenses result solely from the gross negligence or willful misconduct of the party seeking indemnification.

     CompuServe agrees to indemnify Customer for any monetary damages and costs finally awarded against Customer by a court of competent jurisdiction in connection with a finding that the Dial Product, when properly used in the United States in accordance with CompuServe's specifications, infringes upon a currently issued United States' patent or copyright, provided that CompuServe is given prompt written notice of any such claim. Whether or not a claim has been brought, Customer shall indemnify CompuServe for all damages, costs, and reasonable attorneys' fees arising from any such claim of infringement after CompuServe has notified Customer that a revised version of the Dial Product is available, if such claim would have been lessened or avoided by the use or sale of such revised version. This indemnification does not apply to claims arising from modifications Customer makes to the Dial Product.

     THE FOREGOING STATES COMPUSERVE'S SOLE LIABILITY, AND CUSTOMER'S SOLE REMEDY, FOR INFRINGEMENTS OF THE RIGHTS OF OTHERS WITH RESPECT TO THE DIAL PRODUCT.

          d. Customer acknowledges and agrees that CompuServe is not responsible for, and does not control, the Internet or any information contained thereon. Access to the Internet is provided by CompuServe solely on an "as is" basis. CompuServe does not warrant, and does not assume responsibility for, any consequences suffered by any person as a result of Internet access including, without limitation, those suffered by Customer and end-users as a result of accessing such Internet information and content, such as the possibility of contracting computer viruses, accessing information with offensive, inaccurate or inappropriate content, etc. CompuServe shall not be responsible for any damages suffered by any person as a result of obtaining Internet access. Customer acknowledges and agrees that Customer and all Users must exercise their own due diligence before relying on any such information available on the Internet, and must determine that they have all necessary rights to copy, publish or otherwise distribute any such information available on the Internet under copyright and other applicable laws. Customer acknowledges and consents to the foregoing, and shall obtain the acknowledgment and consent to the foregoing of all Users to which it provides access to the Internet. CompuServe and its subcontractors, and their licensers and suppliers, shall be express third-party beneficiaries of this provision.

          e. This Paragraph 9 will survive the termination of this Attachment and the Agreement, regardless of the reason for termination.

9.   Export of Dial Product

     Customer is advised and acknowledges that the export of the Dial Product is subject to compliance with United States export control law. Customer warrants that it is not subject to any order suspending, revoking or denying its export privileges and assures CompuServe that neither the Dial Product acquired from CompuServe, nor any product, service or process produced by the use of Dial Product, is intended to be, or shall be, shipped or otherwise exported except in full compliance with all United States and foreign laws, regulations and orders applicable to the export of such items.

10.  One Time Royalty

     Customer will be paid a royalty following the end of each three (3) calendar months during the initial Extended Term Plan.

     The total One-Time Royalty due Customer in a specific quarter,  is equal to
     (A) the number of new Users that (i) have a unique User identification number, and (ii) were billed the Monthly Fee during each month of that quarter, and (iii) were current in their payment status with CompuServe, multiplied by (B) the corresponding One-Time Royalty, as determined by the total number of Users that (i) have a unique user identification number, and (ii) were billed the Monthly Fee during each month of that quarter, and
     (iii) were current in their payment status with CompuServe; the number of new Users in a given quarter will be determined by subtracting the total number of Users from the previous quarter that meet these criteria from the total number of Users in the current quarter that meet these criteria (if this calculation results in zero or a negative number no One-Time Royalty Per User will be paid for that quarter.) CompuServe will pay Customer a quarterly royalty based on the total Users, and revenue associated with use of the Enterprise Connect for WinCIM Direct Service

- --------------------------------------------------------------------------------
         Total Users       One-Time Royalty Per User
- --------------------------------------------------------------------------------
         0 - 1,080         $ 0.00
         1,081 - 1,890     $ 5.00
         1,891 - 2,430     $ 7.50
         2,431 +           $ 10.00

     CompuServe will make payment to Customer of royalties due within sixty (60) days following the end of the quarter in which the related charges are billed to Users by CompuServe. Any User access to information provided by Customer which does not generate revenue, including but not limited to User access resulting from purchase of pre-validated User identification numbers for which no additional connection charge is levied, use for demonstration, in-house use by CompuServe employees, or any use related to uncollectible amounts or credits, will not be subject to any royalty payment.

II.      Modifications to Agreement Terms and Conditions

1.       The last sentence of  Paragraph 1 is replaced as follows:

         For the month in which termination becomes effective, Customer will pay the accrued charges plus any amount due to meet Customer's Annual Minimum.

2.       The following is added to Paragraph 1:

     Customer may terminate this Agreement in its entirety, to be effective at the end of Month 12 of the initial Extended Term Plan, upon 15 days written notice prior to Month 13 of the initial Extended Term Plan and

              (1).    Payment of all charges outstanding and due CompuServe, and
              (2).    Payment of a one-time buyout fee of $25,000.

3. The phrase "the greater of the Monthly Minimum or" is stricken from Paragraph 2.2 (I).

4.       Paragraph 2.2 is modified to include:

     Monthly charges paid by Customer for the Eligible Services specified in Customer's Product Terms and Conditions apply toward Customer's Annual Minimum. If the sum of the monthly charges paid by Customer for the Eligible Services, net of discounts, for the preceding twelve (12) month period is not at least as great as the Extended Term Plan Annual Minimum, Customer will be billed the difference within 90 days following the end of a term.

                                       Network Services
                                       Account No.
                                                        ------------------------

ACCEPTED FOR CUSTOMER:                 ACCEPTED FOR COMPUSERVE INCORPORATED:
Company:        Derma Sciences, Inc.
                ----------------------
Signature:      /s/ Gary Borthwick     Signature:    /s/ Dana Brown
                ----------------------               ---------------------------
Name:       Gary Borthwick             Name:       Dana Brown, Manager
          ----------------------------         ---------------------------------
Title:      CFO                        Title:      Contract Development & Admin.
          ----------------------------         ---------------------------------
Date:       April 25, 1996             Date:       May 8, 1996
          ----------------------------         ---------------------------------

i:\mst\cbs\phl\derma066.01c

CompuServe Network Services Rate Schedule                         Page 3


[GRAPHIC OMITTED]                                        Version 4.96 (3/28/96)

                         NETWORK SERVICES RATE SCHEDULE

     CompuServe Network Services enable your organization to utilize advanced, high-speed connectivity worldwide, with low up-front costs. CompuServe's wide range of data communications services allows you to offer cost-effective network solutions to end-users requiring connectivity to IP networks, multi-protocol LAN's, or legacy host computers. Available options include both dial and dedicated access, implementation of virtual private networks, the provision of managed Customer Premise Equipment, connectivity to the worldwide Internet, and the support of application based services.

     Updates to this Network Services Rate Schedule will be done periodically and will be available online from the Network Online Report Access System (NORAS).

Contents


GENERAL PRODUCT TERMS AND CONDITIONS...........................................6

   Base Term Plan..............................................................6

   Extended Term Plan..........................................................6

   Monthly Minimum.............................................................6

   Eligible Services...........................................................6

   Discounted Services.........................................................6

   Regional Pricing............................................................7
     Region A:.................................................................7
     Region B:.................................................................7
     Region C:.................................................................7

   International Links.........................................................7

   Internet Access.............................................................7

   Customer Provided Equipment.................................................8

   Pro-Rated Charges...........................................................8

   Customer Election Modifications.............................................8

   Distance Stipulation........................................................8

   Agreements Superseded.......................................................8


DIAL-UP ACCESS SERVICES........................................................9

   USAGE-DialSM................................................................9

   FIXED-DialSM................................................................9

   PRIVATE-DialSM.............................................................10

   Open Port ArrangementSM....................................................10

   Worldwide Access Surcharges................................................10
     CompuServe Worldwide Inbound Services....................................10
     Toll Free / Free Phone Access Surcharges.................................11
     Gateway Worldwide Inbound Services.......................................11
     Worldwide Outbound Services..............................................12

   Transaction Services.......................................................13

DEDICATED SERVICES............................................................16

   PRIVATE-AsyncSM............................................................16

   Dedicated Network Link (DNL)...............................................16

   DNL Installation Charges...................................................17

   Fast Install...............................................................17

   Packet Assembler/Disassembler (PAD) and SWITCH.............................17
     MicroNode PAD (MN-PAD)...................................................18
     TR-PAD...................................................................18
     EURO-PAD.................................................................18
     ANZ-PAD..................................................................19
     MicroNode SWITCH (MN-SWITCH).............................................19
     EURO-SWITCH..............................................................19
     MicroNode to MicroNode Connections (MN-MN)...............................20

   WORLD-FIX..................................................................21


BACKUP SERVICES...............................................................22

   DNL Dial Backup............................................................22

   Secondary Site DNL Backup..................................................22

   FNL Backup 56..............................................................23


REMOTE LAN ACCESS SERVICES....................................................24

   CompuServe RLA.............................................................24

   CompuServe RLA/RLN (RLA/RLN)...............................................24
     Remote Security Adapter (RSA)............................................24
     Media Access Control (MAC)...............................................24


IBM SERVICES..................................................................26

   CompuMode Protocol Interface (CompuMode)...................................26
     CompuMode End-User Software..............................................26
     Fast & SecureTM Option...................................................26


FRAME RELAY SERVICES..........................................................28

   FRAME-Netsm................................................................28

   FRAME-Net Pricing..........................................................28

   FNL Installation Charges...................................................30

   FRAME-Net Router...........................................................31
     FRAME-Net Router Installation Charges....................................32

   FRAME-Net FRAD.............................................................33

   FRAME-Net SDLC FRAD........................................................33

   FRAME-Net Encrypt..........................................................34


INTERNET SERVICES.............................................................35

   Internet Dial..............................................................35

   IP Client Software.........................................................35

   Internet Link..............................................................36

   Internet Link Plus.........................................................37

   IP Link....................................................................37

   IP Link Plus...............................................................37

   CompuServe Firewall........................................................38


APPLICATION BASED NETWORK SERVICES............................................40

   Enterprise Connectsm for Lotus NotesR......................................40
     End-User Billing Option..................................................40
     Corporate Business Account Option........................................40
     Additional Enterprise Connect Rates......................................40
     Obligations of Customer..................................................41
     Obligations of CompuServe................................................41
     Advertising, Promotion, and Ownership....................................41
     Customer Warranties......................................................41
     Indemnification..........................................................42

   Mosaic Direct..............................................................42
     Obligations of Customer..................................................42
     Distribution.............................................................43
     Order and Shipping.......................................................43
     Customer Warranties......................................................43
     CompuServe Warranties, Limitations on Liability..........................43
     Relationship and Indemnification.........................................44
     Export of Dial Product...................................................44


END-USER BILLING SERVICES.....................................................45

   Information AllianceSM.....................................................45
     Monthly Revenue Guarantee and Rates......................................45
     CompuServe Information Manager "One-Step" Kit............................45

     Royalty Option...........................................................45
     Links....................................................................46
     Additional Terms and Conditions..........................................46


ADDITIONAL CHARGES............................................................47

   Monthly Account Charge.....................................................47

   Moves and Changes..........................................................47

   Pre-installation Cancellation Fee..........................................47

   Non-Business Hour Charges..................................................47


APPENDIX  A...................................................................48

Worldwide Access Service Descriptions/Definitions.............................48


APPENDIX B....................................................................50

   Dial Services Worldwide Reference List.......................... ..........50
     EUROPE and MIDDLE EAST...................................................50
     AFRICA/ ASIA/ PACIFIC RIM................................................51
     THE AMERICAS.............................................................52


APPENDIX C....................................................................53

   Software License Agreement.................................................53
     Internet In A Box   --   Software License Agreement......................54


APPENDIX D....................................................................57

   Gauntlet Firewall Software Software License Agreement......................57


APPENDIX E....................................................................60

   TERMS AND CONDITIONS QUICK REFERENCE.......................................60

General Product Terms and Conditions (Product specific Terms and Conditions are located in the individual product sections)

Base Term Plan
The Base Term Plan is an agreement with a term of one (1) month that can be canceled by either party upon one (1) month prior written notice. The only dial-up pricing plan available to Customers under the Base Term Plan is USAGE-Dial.

Extended Term Plan
The following pricing plans and products require Customer's election of an Extended Term Plan with an initial term of at least one (1) year and a Monthly Minimum of at least $3,500: FIXED-Dial, PRIVATE-Dial, Open Port Arrangement, Transaction Services, PRIVATE-Async, EURO-PAD, ANZ-PAD, EURO-SWITCH, WORLD-Fix, FRAME-Net Links, FRAME-Net Encrypt, Internet Dial, IP Client Software, Internet Link, Internet Link Plus, IP Link, IP Link Plus, CompuServe Firewall, Enterprise Connect for Lotus Notes, Mosaic Direct, FNL Backup 56, and End-User Billing Services.

Monthly Minimum
Customer may increase its Monthly Minimum at any time to benefit from higher Discount Schedule rates, provided Customer also elects a new initial Extended Term Plan that is at least equal to the term remaining under Customer's existing Agreement, rounded up to full year increments. The Discount Schedules that apply to Customer's increased Monthly Minimum shall be the Discount Schedules which were in effect when Customer signed its Network Services Agreement Customer Elections. Any increases to the Monthly Minimum elected by Customer shall remain in effect for the balance of Customer's initial Extended Term Plan.

Eligible Services
Charges, net of discounts, for all products and services defined in this Network Services Rate Schedule are Eligible Services and apply towards Customer's Monthly Minimum with the exception of Installation Charges, one-time charges including but not limited to software purchases, moves and changes, Fast Install, and any taxes.

Discounted Services
For Customers with an Extended Term Plan, charges for the following products and services will be discounted according to Discount Schedule A: FIXED-Dial, PRIVATE-Dial, PRIVATE-Async, 1-800 Access USA Access Surcharge, Internet Dial, Corporate Business Account Option for Enterprise Connect for Lotus Notes and End-User Billing Premium Service Surcharge.


For Customers with an Extended Term Plan, charges for the following products and services will be discounted according to Discount Schedule B: Open Port (OP) Arrangement, OP Overflow, Dedicated Network Link (DNL) Monthly Charge, FRAME-Net Link (FNL) Monthly Port Charge, Bandwidth Monthly Charge, Bandwidth Monthly Surcharge, FRAME-Net Router, MN-PAD, TR-PAD, EURO-PAD, EURO-SWITCH, MN-SWITCH, CompuMode Protocol Interface, FRAME-Net FRAD, FRAME-Net SDLC FRAD, FRAME-Net Encrypt, IP Client Software One-time Purchase Price per copy, Internet Link, Internet Link Plus, IP Link Plus, CompuServe Firewall, End-User Billing Option for Enterprise Connect for Lotus Notes Hourly Rate, Monthly Fee for Internet Office Professional, DNL Dial Backup, Secondary Site DNL Backup, FNL Backup 56, CompuServe RLA, CompuServe RLA/RLN, and the Monthly Account Charge.

                Discount Schedule A                    Discount Schedule B
                       Term                                   Term
Monthly Minimum   1 Year   2 Year   3 Year         1 Year   2 Year    3 Year
   $3,500           None      3%       7%             None      3%       5%
   $7,500           3%        7%      14%             None      4%       6%
  $15,000           6%       13%      23%             None      5%       7%
  $30,000          11%       20%      35%             None      6%       9%
  $50,000          16%       26%      40%             None      7%      11%
  $80,000          23%       32%      46%             None      8%      13%
 $150,000          25%       35%      50%             None      9%      15%


Regional  Pricing
Charges for products and services are often determined by the region in which they are used or installed. UNLESS OTHERWISE SPECIFIED UNDER INDIVIDUAL PRODUCT SECTIONS THE FOLLOWING REGIONAL DEFINITIONS APPLY:

Region A:
Canada, Puerto Rico, United States

Region B:
Austria,   Belgium,   Denmark,  France,  Germany,  Ireland,  Italy,  Luxembourg,
Netherlands, Spain, Sweden, Switzerland, United Kingdom

Region C:
Australia, Hong Kong, Japan, New Zealand, Singapore

International Links
Each link (DNL, FNL, WORLD-Fix) installed outside Region A requires a one-year commitment measured from the date of installation. Each link's annual commitment will automatically renew on completion of the first year at the then current rates and conditions for consecutive one-year commitments unless the deinstallation of a link is requested in writing at least three (3) months prior to the end of an annual commitment. If a link is deinstalled within the first twelve (12) months following the date of installation or any subsequent twelve
(12) months renewal period, a one-time charge equal to the remaining number of months, in that twelve (12) month period, multiplied by the sum of the link's Monthly Port Charge and Monthly Circuit Charge, will be billed to Customer .

Internet Access
For those CompuServe services that enable access to or from the Internet, Customer acknowledges and agrees that CompuServe is not responsible for, and does not control, the Internet or any information contained thereon. Access to the Internet is provided by CompuServe solely on an "as is" basis. CompuServe does not warrant, and does not assume responsibility for, any consequences suffered by any person as a result of Internet access including, without limitation, those suffered by Customer and end-users as a result of accessing such Internet information and content, such as the possibility of contracting computer viruses, accessing information with offensive, inaccurate or inappropriate content, etc. CompuServe shall not be responsible for any damages suffered by any person as a result of obtaining Internet access. Customer acknowledges and agrees that all users (including Customer and its end-users) must exercise their own due diligence before relying on any such information available on the Internet, and must determine that they have all necessary rights to copy, publish or otherwise distribute any such information available on the Internet under copyright and other applicable laws. Customer acknowledges and consents to the foregoing, and shall obtain the acknowledgment and consent to the foregoing of all users to which it provides access to the Internet. CompuServe and its subcontractors, and their licensers and suppliers, shall be express third-party beneficiaries of this provision.

Customer Provided Equipment
Customer is responsible for, and CompuServe does not warrant, the compatibility of Customer provided equipment and software used in conjunction with CompuServe Network Services. If Customer utilizes any device not provided by CompuServe but directly or indirectly connected to CompuServe provided Equipment, the device shall be maintained by Customer.

Pro-Rated Charges
During the month in which any link, equipment, or service is installed or deinstalled, the Pro-Rated Monthly Charge, and Monthly Surcharge if applicable, will be billed based upon the actual number of days in that month for each day following CompuServe's commencement of the applicable service. For example, for equipment installed or deinstalled during a month containing 31 days, Customer will be billed 1/31 of the Monthly Charge, and Monthly Surcharge if applicable, for each day following commencement of the service for that billing period. Monthly Charges which appear on Customer's invoice may include pro-rated charges for equipment installed after the 15th of the prior month. The "Equipment Credit" line items reflect a credit of pro-rated charges for equipment deinstalled after the 15th of the prior month.

Customer Election Modifications
CompuServe must be notified prior to the 10th day of the month in which a change is to be effective for: Increase Monthly Minimum, Pricing Plan of Host Name, default pricing plan (for Extended Term Customers) and Elected Reports. CompuServe must be notified at least ten days prior to the end of the month in which a change is to be affected for quantity of Open Ports. CompuServe reserves the right to reject any Customer order that is inconsistent with the terms and conditions contained in Customer's Network Services Agreement.

To affect a change to any other option, Customer must notify CompuServe verbally or in writing and receive written confirmation of acceptance of the change from CompuServe.

Distance Stipulation
CompuServe reserves the right to assess a Monthly Distance Surcharge on a quotation basis to install any CompuServe link or equipment at any Customer site that is located more than fifty (50) miles from a CompuServe Network access node.

Agreements Superseded
If Customer elects a more recent version of any component of the Agreement, or elects a new Extended Term Plan and/or a new Monthly Minimum, CompuServe will treat as superseded the prior version of the Agreement component, Extended Term Plan, or Monthly Minimum. Such Agreement component, Extended Term Plan, and/or Monthly Minimum will be superseded effective on the first day of the next month following CompuServe's execution of Customer's new Network Services Agreement Customer Elections. Any new Extended Term Plan and/or Monthly Minimum must be equal to or greater than the remainder of the Extended Term Plan and/or Monthly Minimum being replaced in order to be a valid election.

To CompuServe's knowledge, each trademark associated with particular products listed in this rate schedule is the property of the designated entity.

The rates contained in this Network Services Rate Schedule are subject to change or revision pursuant to the terms of the Agreement Terms and Conditions. CompuServe is not responsible for errors or omissions in this rate schedule.

                             Dial-Up Access Services

A variety of pricing plans are available for asynchronous dial access to the CompuServe Network. There are plans for both public and private dial access and for Base Term Plan and Extended Term Plan Customers. Customer will also be billed applicable Worldwide Access Surcharges specified in this Network Services Rate Schedule.

USAGE-DialSM
USAGE-Dial is a pricing plan with a rate based on connect-time and kilocharacter transmission for 300bps up to 57.6Kbps, where available, asynchronous dial connections, through a USAGE-Dial network address (i.e. Host Name).

Connect-time is charged per second with a one (1) minute minimum per session. USAGE-Dial rates are available only with a Base Term Plan.

Characters transmitted and received are rounded separately per session up to the next kilocharacter. There is a minimum of one (1) kilocharacter transmitted and one (1) kilocharacter received per session.

USAGE-Dial Connect Rates:            USAGE-Dial Transmission Rates:
Hours/Month          Rate/Hour*      Kilocharacters/Month    Rate/Kilocharacter*
0-750                 $3.75               0-50,000                        $0.05
751-1,500             $3.25               50,001-100,000                  $0.04
1,501+                $2.80               100,001 +                       $0.03

*Each rate applies only to the usage within the range specified for such rate and not to aggregate usage on that invoice (e.g. 1450 USAGE-Dial hours and 40,000 Kilocharacters (Ks) of total use is billed 750 hours at $3.75, 700 hours at $3.25, and 40Ks at $0.05).

FIXED-DialSM
FIXED-Dial is a pricing plan with an Hourly Rate for 300bps up to 57.6Kbps, where available, asynchronous dial connections, through a FIXED-Dial network address (i.e. Host Name). The FIXED-Dial Hourly Rate includes all characters/packets that are transmitted and received during sessions through a FIXED-Dial network address.

Connect-time is charged per second with a one (1) minute minimum per session.

FIXED-Dial Hourly Rate
Hours/Month          Rate/Hour*
0-1,500              $5.50
1,501-2,500          $5.10
2,501-4,000          $4.70
4,001-5,000          $4.55
5,001-10,000         $4.30
10,001-20,000        $3.80
20,001 +             $3.50

*Each rate applies only to the usage within the range specified for such rate and not to aggregate usage on that invoice (e.g. 1950 FIXED-Dial hours of total use is billed 1500 hours at $5.50, and 450 hours at $5.10).

PRIVATE-DialSM

PRIVATE-Dial allows the Customer to have 300bps up to 57.6Kbps, where available, asynchronous network access ports dedicated for use at designated CompuServe Network access nodes. PRIVATE-Dial ports include a dial-up phone line and a modem at the CompuServe Network access node. PRIVATE-Dial ports also include connect-time and all characters/packets that are transmitted and received during sessions originating from a PRIVATE-Dial port.


- ------------------------------- --------------------- ------------------------
Product Name                      Monthly Charge Per      Installation Charge
PRIVATE-Dial Ports                              Port                 Per Port
- ------------------------------- --------------------- ------------------------
- ----------- ------------------- --------------------- ------------------------
  Region    Continental US                      $350                     $500
            ------------------- --------------------- ------------------------
            ------------------- --------------------- ------------------------
    A           Remainder                       $450                   $1,000
- ----------- ------------------- --------------------- ------------------------
- ----------- ------------------- --------------------- ------------------------
    B                                           $450                   $1,000
- ----------- ------------------- --------------------- ------------------------
- ----------- ------------------- --------------------- ------------------------
    C                                           $450                   $1,000
- ----------- ------------------- --------------------- ------------------------

Open Port ArrangementSM
The Open Port Arrangement (OPA) provides fixed-rate access per user of Customer's host computer(s) for 300bps up to 57.6Kbps, where available, asynchronous dial connections, through an OPA network address (i.e. Host Name). OPA rates include connect-time and all characters/packets that are transmitted and received during sessions through an OPA network address.

Customer may increase or decrease the number of Open Ports (OPs) monthly. CompuServe must be notified of a change in quantity of OPs at least ten (10) days prior to the end of the month in which the change is to be effective. Simultaneous users above the contracted number of OPs will be charged the OP Overflow Rate. Overflow hours are charged per second with a one (1) minute minimum per session.

Product Name                            Monthly
Open Port Arrangement                    Charge
OP Rate/Port                               $650
OP Overflow Rate/Hour                       $10

Worldwide Access Surcharges

CompuServe Worldwide Inbound Services
Hourly access surcharges from CompuServe points of presence:

     ------------------- -------------- -------------- -------------- ---------
      From: CompuServe        To:            To:            To:            To:
     Points of Presence    Region A       Region B       Region C        Mexico
                                                        (excluding
                                                          Japan)
     ------------------- -------------- -------------- -------------- ---------
     ------------------- -------------- -------------- -------------- ---------
          Region A            $0             $4             $12            $8
     ------------------- -------------- -------------- -------------- ---------
     ------------------- -------------- -------------- -------------- ---------
          Region B            $4             $0             $12            $8
     ------------------- -------------- -------------- -------------- ---------
     ------------------- -------------- -------------- -------------- ---------
          Region C            $12            $12            $12            $12
     ------------------- -------------- -------------- -------------- ---------
     ------------------- -------------- -------------- -------------- ---------
           Mexico             $8             $8             $12            $8
     ------------------- -------------- -------------- -------------- ---------

CompuServe may establish separate accounts for, and charges may be billed on a separate invoice for, each billing region where a Customer host is located.
Eligible Service charges from each of these accounts will apply toward Customer's Monthly Minimum. Customer will be billed one Monthly Account Charge regardless of the number of separate accounts established for billing regions.

Toll Free / Free Phone Access Surcharges
                              Location        Surcharge Per hour
1-800 Access Canada           Canada          $20
800 Access Mexico             Mexico          $20
020 Access Sweden             Sweden          $8
1-800 Access USA              USA             $9*
* This surcharge is discountable according to Customer's Discount Schedule A.

Gateway Worldwide Inbound Services
Hourly access surcharges from Gateways:

- ------------------------- ---------- ---------- ------------------- -----------
                             To:        To:            To:               To:
                           Region A   Region B  Region C (excluding     Mexico
From:                                                        Japan)
- ------------------------- ---------- ---------- ------------------- -----------
- ------------------------- ---------- ---------- ------------------- ------------
 FT Austria-Connect          $4          $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Belgium-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Denmark-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Finland-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT France-Connect            $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Germany-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Ireland-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Italy-Connect             $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Luxembourg-Connect        $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Netherlands-Connect       $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Norway-Connect            $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Portugal-Connect          $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Romania-Connect           $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Spain-Connect             $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Sweden-Connect            $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT Swiss-Connect             $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 FT UK-Connect                $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------
 ------------------------ ---------- ---------- ------------------- ------------
 UK-Connect                   $4         $3             $12              $8
 ------------------------ ---------- ---------- ------------------- ------------

Gateway Name                      Location                     Surcharge Per
Worldwide                                                               hour
AFRICANET                         See Appendix A                         $28
ALASKANET                         See Appendix A                          $4
AUSTRALIA-Connect                 See Appendix A                         $15
CANADA-Connect                    See Appendix A                          $6
EURO-Connect                      See Appendix A                          $6
EURO-Connect/ALT                  See Appendix A                         $25
EURONET                           See Appendix A                         $18
GERMANY-Connect                   See Appendix A                         $11
GUAM-Connect                      See Appendix A                         $20
HUNGARY-Connect                   See Appendix A                          $8
IRELAND-Connect                   See Appendix A                          $8
ISRAEL-Connect                    See Appendix A                          $9
ITALY-Connect                     See Appendix A                          $8
JAPAN-Connect                     See Appendix A                         $12
LATINET                           See Appendix A                         $25
MCI/BT                            Hawaii                                 $19
                                  Oman                                   $46
                                  USA (Continental)                      $12
                                  Prepaid                                 $0
MEXICO-Connect                    See Appendix A                          $8
PACIFICNET                        See Appendix A                         $23
PTT-Connect                       See Appendix A                          $0
RBOC Networks                     USA                                     $6
S.KOREA-Connect                   See Appendix A                         $10
SprintNet                         Bulgaria                               $20
                                  Canada                                 $19
                                  Colombia                               $30
                                  Estonia                                $35
                                  Hawaii                                 $19
                                  Hungary                                $20
                                  Indonesia                              $33
                                  Kazakhstan                             $35
                                  Kuwait                                 $43
                                  Latvia                                 $35
                                  Peru                                   $30
                                  Romania                                $35
                                  Russia                                 $35
                                  Singapore                              $35
                                  Ukraine                                $35
                                  USA (Continental)                      $12
                                  Uzbekistan                             $35
                                  Prepaid                                 $0
SWITZERLAND-Connect               See Appendix A                          $8
TAIWAN-Connect                    See Appendix A                         $27
VENEZUELA-Connect                 See Appendix A                         $15
WORLD-Connect                     See Appendix A                         $13
WORLD-Connect/ Alt                See Appendix A                         $46
WORLD-Connect/Mexico              See Appendix A                          $6
WORLDNET                          See Appendix A                         $28

Access from any location via any Gateway not specified above will be surcharged $46 per hour.

Worldwide Outbound Services
- ----------------------------- -------------------------------------------------
Zone A                        $3 per hour plus $0.10 per Kilocharacter
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
Zone B                        $5 per hour plus $0.20 per Kilocharacter
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
Zone C                        $7 per hour plus $0.30 per Kilocharacter
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
Zone D                        $9 per hour plus $0.40 per Kilocharacter
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
AUSTRALIA-Connect             $15 per hour
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
JAPAN-Connect                 $12 per hour
- ----------------------------- -------------------------------------------------
- ----------------------------- -------------------------------------------------
TAIWAN-Connect                $27 per hour
- ----------------------------- -------------------------------------------------

Outbound calls to any country not listed will incur Zone D surcharges. Outbound calls to SprintNet or MCI/BT will incur Zone C surcharges. See appendix B for Country Zone definitions.

Transaction Services
Transaction Services are defined as those data network services that allow Customer to establish sessions for the data transmission of transactions between remote locations and a Customer host computer located in the United States. Customer agrees to adhere to the required communications protocol and message formats specified by CompuServe. A transaction is defined as a session of twelve
(12) seconds or less in duration ("Initial Seconds" a.k.a. "Init."); for sessions exceeding twelve (12) seconds, Customer will be billed for additional time in one (1) second increments ("Each Continuations Second" a.k.a. "Cont.") during the same virtual circuit connection. Transaction services include automatic routing, re-routing if applicable, and error checking.

The following are Transaction Services access methods:
Local Dial Access  (Local)
CompuServe will provide asynchronous local dial access for routing transactions from each location where CompuServe has a point of presence in the United States, Puerto Rico, US Virgin Islands, Guam, Mexico, Germany and Canada to a Customer host connected to the CompuServe Network in the United States. Local dial access is available at speeds of 300bps, 1.2Kbps and 2.4Kbps.

1-800 Access  (1-800)
CompuServe will provide, as available from Inter-exchange telephone companies, asynchronous 1-800 services for routing of transactions from locations within the United States, Puerto Rico, US Virgin Islands or Canada to a Customer host connected to the CompuServe Network in the United States. 1-800 dial access is available at speeds of 300bps, 1.2Kbps, 2.4Kbps and 9.6Kbps.

Feature Group B (950) Dial Access  (FGB)
CompuServe will provide, as defined and made available from local-exchange carriers, asynchronous dial Feature Group B services for the routing of transactions from locations within the United States to a Customer host connected to the CompuServe Network in the United States. Feature Group B (950) dial access is available at speeds of 300bps, 1.2Kbps and 2.4Kbps.

In the event CompuServe may no longer provide, or Customer is prohibited from using, under applicable law, court order, agency determination, or regulation, Feature Group B (950) services, CompuServe shall take reasonable steps to prevent disruption in such services and to provide alternative services.

Virtual Private Line (VPL) CompuServe will provide, as available from selected local-exchange telephone companies, gateway access into the CompuServe Network via ISDN-D Channel service for the routing of transactions from locations within the United States to a Customer host connected to the CompuServe Network in the United States. ISDN-D Channel is available at speeds up to 9.6Kbps.

Datapac Local  (Datapac)
CompuServe will provide, as available from Datapac, asynchronous local dial access for routing transactions from each location where Datapac has a point of presence in Canada to Customer's host connected to the CompuServe Network in the United States. Datapac Local dial access is available at speeds of 2.4Kbps.



In lieu of the Dial-Up Access Services rates contained in this Network Services Rate Schedule, CompuServe agrees to bill Customer at the following transaction rates for Customer's access to CompuServe's Transaction Services Access Ports.

ALL RATES ARE PER TRANSACTION

UNITED STATES, US VIRGIN ISLANDS and PUERTO RICO

1 Year Extended Term Plan

- ----------------- -------------------- -------------------- ------------------
      FGB                 Local                VPL*                1-800
- ----------------- -------------------- -------------------- ------------------

- ------- ------- ------- -------- -------- -------- -------- --------- ----------
Monthly Initial Each Cont.Initial Each Cont.Initial Each Cont.Initial Each Cont.
Minimum Seconds Second    Seconds Second    Seconds Second    Seconds Second
- ------- ------- ------  -------- ---------- ------- --------- -------- ---------

- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$3,500  $0.040$0.00185  $0.035   $0.0016    $0.034   $0.002     $0.042    $0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$7,500   0.035 0.00185   0.030    0.0016     0.032    0.002      0.040     0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$15,000  0.030 0.00185   0.025    0.0016     0.030    0.002      0.038     0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$30,000  0.025 0.00185   0.020    0.0016     0.028    0.002      0.036     0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$50,000 0.0200 0.00185  0.0195    0.0016     0.026    0.002      0.034     0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
$80,000+0.0195 0.00185  0.0190    0.0016     0.024    0.002      0.032     0.003
- ------- ------ ------- -------- ---------- -------- ---------- --------- -------
   *VPL is not available in the U.S. Virgin Islands or Puerto Rico.


2 Year Extended Term Plan

- --------------------- ------------------- ------------------- ------------------
          FGB               Local               VPL*               1-800
- --------------------- ------------------- ------------------- ------------------

- ------- ------- ---------- -------- --------- -------- -------- --------- ------
Monthly Initial Each Cont. Initial Each Cont Initial Each Cont.Initial Each Cont
Minimum Seconds Second     Seconds Second    Seconds Second    Seconds Second
- ------- ------- ---------- ------- --------- ------- --------  -------- --------

- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$3,500  $0.035   $0.0018    $0.030   $0.00155  $0.032   $0.0019  $0.040 $0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$7,500    0.030   0.0018     0.025    0.00155   0.030    0.0019   0.038  0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$15,000   0.025   0.0018     0.020    0.00155   0.028    0.0019   0.036  0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$30,000  0.0200   0.0018    0.0195    0.00155   0.026    0.0019   0.034  0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$50,000  0.0195   0.0018    0.0190    0.00155   0.024    0.0019   0.032  0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
$80,000+ 0.0190   0.0018    0.0185    0.00155   0.022    0.0019   0.030  0.00275
- ------- ------- ---------- -------- --------- -------- -------- ------- --------
   *VPL is not available in the U.S. Virgin Islands or Puerto Rico.

3 (or more) Year(s) Extended Term Plan

- ------------------- ----------------- ---------------------- -------------------
       FGB               Local                  VPL*                1-800
- ------------------- ----------------- ---------------------- ------------------

- ------- -------- --------- ------- ------- --------- -------- -------  ---------
Monthly Initial  Each Cont Initial Each Cont.Initial Each Cont.Initial Each Cont
Minimum Seconds  Second    Seconds Second    Seconds Second    Seconds Second
- ------- ------- ---------- ------- -------- -------- -------- -------- ---------

- ------- ------- ---------- ------- -------- -------- ------------------ -------
$3,500  $0.030  $0.00175    $0.025  $0.0015  $0.030   $0.0018    $0.038  $0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
$7,500   0.025   0.00175     0.020   0.0015   0.028    0.0018     0.036   0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
$15,000 0.0200   0.00175    0.0195   0.0015   0.026    0.0018     0.034   0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
$30,000 0.0195   0.00175    0.0190   0.0015   0.024    0.0018     0.032   0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
$50,000 0.0190   0.00175    0.0185   0.0015   0.022    0.0018     0.030   0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
$80,000+0.0185   0.00175    0.0180   0.0015   0.020    0.0018     0.028   0.0025
- ------- ------- ---------- ------- -------- -------- ---------- ------- --------
   *VPL is not available in the U.S. Virgin Islands or Puerto Rico.

The following rates apply for transactions that originate outside the United States, U.S. Virgin Islands or Puerto Rico regardless of initial Extended Term or Monthly Minimum.

CANADA

- ---------------------------- -------------------------- ------------------------
           Local                     Datapac*                      1-800
- ---------------------------- -------------------------- ------------------------
- ------------ --------------- ----------- -------------- ------------ -----------
Initial      Each Cont.      Initial     Each Cont.     Initial      Each Cont.
Seconds      Second          Seconds     Second        Seconds       Second
- ------------ --------------- ----------- -------------- ------------ -----------
- ------------ --------------- ----------- -------------- ------------ ----------
$0.05        $0.004          $0.09       $0.0075        $0.17        $0.015
- ------------ --------------- ----------- -------------- ------------ -----------
            *Note:  Datapac access requires a separate log-on procedure.

GUAM

                    ----------------------------
                               Local
                    ------------ ---------------
                    Initial      Each Cont.
                    Seconds      Second
                    ------------ ---------------
                    ------------ ---------------
                    $0.12        $0.01
                    ------------ ---------------

MEXICO

                    ----------------------------
                               Local
                    ------------ ---------------
                    Initial      Each Cont.
                    Seconds      Second
                    ------------ ---------------
                    ------------ ---------------
                    $0.07        $0.006
                    ------------ ---------------

Region B   (where available)

                    ----------------------------
                               Local
                    ------------ ---------------
                    Initial      Each Cont.
                    Seconds      Second
                    ------------ ---------------
                    ------------ ---------------
                    $0.06        $0.005
                    ------------ ---------------

Transaction Service rates are not subject to Worldwide Access Surcharges.

                               Dedicated Services

PRIVATE-AsyncSM
PRIVATE-Async provides the Customer with 300bps up to 14.4Kbps dedicated asynchronous access to the CompuServe Network. PRIVATE-Async services include a dedicated asynchronous port on the CompuServe Network, a leased line between the Customer's premise and the CompuServe designated network node, and the required modems.

The    PRIVATE-Async    Monthly   Charge   includes    connect-time    and   all
characters/packets that are transmitted and received during sessions originating from a PRIVATE-Async port.

PRIVATE-Async ports are only available in Region A.

- --------------------------------- ---------------------- ----------------------
Product Name                         Monthly Charge Per    Installation Charge
PRIVATE-Async Ports                                Port               Per Port
- --------------------------------- ---------------------- ----------------------
- ----------- --------------------- ---------------------- ----------------------
 Region A   Continental USA                        $550                   $500
            Remainder                              $650                 $1,000
- ----------- --------------------- ---------------------- ----------------------

Dedicated Network Link (DNL)
Dedicated Network Links (DNLs) provide the Customer with dedicated access services or host connectivity using the CompuServe Network. Each DNL includes one (1) port, a dedicated X.25 connection to the CompuServe Network, a leased line between the Customer's premise and a CompuServe designated network node, and the required modems or digital interfaces. CompuServe provided equipment such as a PAD, switch or router may be connected to a DNL. The DNL Monthly Charge includes connect-time and all characters/packets that are transmitted and received during sessions originating from a Customer's DNL.

- ------------ -------- -------------- --------------- --------------- -----------
                     DNL            DNL Monthly     DNL Monthly     DNL Monthly
Product Name Link    Monthly Charge Charge Region B Charge Region C Charge
             Speed   Region A                                       Rest of Worl
- ------------ ------- -------------- --------------- --------------- -----------
- ------------ ------- -------------- --------------- --------------- -----------
DNL9.6*       9.6Kbps $  625         Quotation       Quotation       ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL14.4      14.4Kbps $  675         Not Available   Not Available   ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL19.2**    19.2Kbps $1,400         Quotation       Quotation       ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL56          56Kbps $1,700***      Not Available   Not Available   ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL64          64Kbps Not Available  Quotation       Quotation       ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL128        128Kbps Quotation      Quotation       ICB             ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL256        256Kbps Quotation      ICB             ICB             ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL512        512Kbps Quotation      ICB             ICB             ICB
- ------------ -------- -------------- --------------- --------------- -----------
- ------------ -------- -------------- --------------- --------------- -----------
DNL768        768Kbps Quotation      ICB             ICB             ICB
- ------------ -------- -------------- --------------- --------------- -----------

*  Not Available in Austria
**  Not Available in Austria and Ireland
*** The $1,700 DNL56 Monthly Charge applies to DNL56s installed with in the continental United States. The DNL56 Monthly Charge for DNL56s installed outside the continental United States is available on a quotation basis. ICB = Individual Case Basis with Quotation

DNL Installation Charges

Region A:  (all DNLs)
- ------------------------------- ------------
Continental United States       $1,000
- ------------------------------- ------------
- ------------------------------- ------------
Remainder of Region A           $1,500
- ------------------------------- ------------

Region B:
- ------------------------- -------------- -------------- ----------------
Country                         DNL 9.6        DNL19.2           DNL 64
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Austria                             N/A            N/A           $1,400
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Belgium                          $1,700         $1,700           $1,700
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Denmark                          $1,700         $1,700           $1,700
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
France                           $1,900         $1,900           $2,100
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Germany                          $2,800         $2,800           $3,200
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Ireland                            $800            N/A           $5,100
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Italy                              $500           $500             $900
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Luxembourg                         $330           $330           $1,300
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Netherlands                      $1,400         $1,400           $1,700
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Spain                            $1,600         $2,150           $5,100
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Sweden                           $1,950         $2,200           $1,700
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Switzerland                      $1,400         $1,400           $1,800
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
United Kingdom                   $1,800         $1,800           $1,900
- ------------------------- -------------- -------------- ----------------

Region C:
- ------------------------- -------------- -------------- ----------------
Country                         DNL 9.6        DNL19.2           DNL 64
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Australia                     Quotation      Quotation        Quotation
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
Hong Kong                        $1,000         $1,000           $1,000
- ------------------------- -------------- -------------- ----------------
- ------------------------- -------------- -------------- ----------------
New Zealand                   Quotation      Quotation        Quotation
- ------------------------- -------------- -------------- ----------------

Fast Install
Fast Install is available using a synchronous dial modem, at speeds up to 57.6Kbps where available, pending the installation of a DNL. Customer initiates the dial connection into the CompuServe designated network node and pays any applicable telephone charges. Fast Install is only available in Region A and when the DNL does not require hardware such as, but not limited to, an MN-PAD, MN-SWITCH, CompuMode Protocol Interface, etc.

- ------------------ ------------------------------ ------------------------------
Product Name       Monthly Charge                 Installation Charge**
- ------------------ ------------------------------ ------------------------------
- ------------------ ------------------------------ ------------------------------
Fast Install       Related DNL Monthly Charges*   $1,000
- ------------------ ------------------------------ ------------------------------

* The DNL Monthly Charge begins upon installation of the Fast Install. **FastInstall Installation Charge is in addition to the DNL Installation Charge.

Packet Assembler/Disassembler (PAD) and SWITCH
CompuServe provides a variety of communications processors to serve as packet assemblers and disassemblers (PADs) and packet switches. For certain applications, a Customer may require PADs and/or packet switches at their data center or access location to provide multiplexing and conversion from an X.25 link to individual asynchronous ports, or to provide switching capability between multiple X.25 host computers.

MicroNode PAD (MN-PAD)
An MN-PAD resides on the Customer's site and provides asynchronous host ports or terminal ports at speeds of 300bps up to 57.6Kbps and ports connected to DNLs. MN-PADs are only available at Customer sites in Region A.

MN-PAD Configurations:
- ------------- ------------------- --------------- -------------- ---------------
              Number of           Maximum
              Asynchronous Ports  Number of DNL         Monthly    Installation
Product Name                      Ports                  Charge          Charge
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD8                8                2               $   325            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD16              16                2               $   550            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD24              24                2               $   775            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD32              32                3                $1,000            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD40              40                3                $1,150            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD48              48                3                $1,300            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD64              64                4                $1,450            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD80              80                5                $1,700            $500
- ------------- ------------------- --------------- -------------- ---------------
- ------------- ------------------- --------------- -------------- ---------------
MN-PAD112            112                6                $1,850            $500
- ------------- ------------------- --------------- -------------- ---------------

TR-PAD
A TR-PAD resides on the Customer's site and provides asynchronous terminal ports at speeds of 300bps up to 19.2Kbps and one (1) port to connect to CompuServe Dedicated Network Links (DNLs). TR-PADs are only available in Region A.

TR-PAD Configurations:
- ----------------- ----------------- --------------- ----------- ---------------
                   Number of           Maximum
                   Asynchronous Ports  Number of DNL    Monthly    Installation
Product Name                             Ports           Charge        Charge
- ----------------- ----------------- --------------- -------------- ------------
- ----------------- ----------------- --------------- -------------- ------------
TR-PAD8                       8            1            $   100         $500
- ----------------- ----------------- --------------- -------------- ------------
- ----------------- ----------------- --------------- -------------- ------------
TR-PAD16                     16                1        $   150         $500
- ----------------- ----------------- --------------- -------------- ------------

EURO-PAD
A EURO-PAD resides on the Customer's site and provides asynchronous host ports or terminal ports at speeds of 300bps up to 9.6Kbps and one (1) port connect to a DNL. Customer must provide an RS-232 cable for each port. EURO-PADs are only available within Region B at Customer sites where CompuServe provides DNLs.

EURO-PAD Configurations:
- ----------------- ------------------ --------------- -------------- ------------
                  Number of           Maximum
                  Asynchronous Ports  Number of DNL     Monthly    Installation
Product Name                          Ports              Charge          Charge
- ----------------- ------------------- -------------- ------------- -------------
- ----------------- ------------------- -------------- ------------- -------------
EURO-PAD6               6                   1              $200        $1,000
- ----------------- ------------------- -------------- ------------- -------------
- ----------------- ------------------- -------------- ------------- -------------
EURO-PAD12              12                  1              $300        $1,000
- ----------------- ------------------- -------------- ------------- ------------
- ----------------- ------------------- -------------- ------------- -------------
EURO-PAD18              18                  1              $375        $1,000
- ----------------- ------------------- -------------- ------------- -------------
- ----------------- ------------------- -------------- ------------- -------------
EURO-PAD36               36                 1              $625        $1,000
- ----------------- ------------------- -------------- ------------- -------------
- ----------------- ------------------- -------------- ------------- -------------
EURO-PAD54               54                 1             $1000        $1,000
- ----------------- ------------------- -------------- ------------- -------------
Customer may order one (1) EURO-PAD for each DNL installed in the same Customer Data center.

CompuServe's ongoing provision of EURO-PAD services is subject to CompuServe's ability to obtain these services and satisfaction of all applicable legal or regulatory requirements.

ANZ-PAD ANZ-PADs reside on the Customer's site and provide asynchronous host ports or terminal ports at speeds of 300bps up to 9.6Kbps and one (1) port to connect to a DNL. Customer must provide an RS-232 cable for each port. ANZ-PADs are only available at Customer sites in Australia and New Zealand where CompuServe provides DNLs.

ANZ-PAD Configurations:
- ------------------ ----------------- ------------- ------------ ----------------
                   Number of          Maximum
                   Asynchronous Ports Number of DNL     Monthly     Installation
Product Name                           Ports             Charge           Charge
- ------------------ ----------------- -------------- ------------ ---------------
- ------------------ ----------------- -------------- ------------ ---------------
ANZ-PAD8                8                 1               $600        No Charge
- ------------------ ----------------- -------------- ------------ ---------------
- ------------------ ----------------- -------------- ------------ ---------------
ANZ-PAD16              16                 1               $850        No Charge
- ------------------ ----------------- -------------- ------------ ---------------
CompuServe's ongoing provision of ANZ-PAD services is subject to CompuServe's ability to obtain these services and satisfaction of all applicable legal or regulatory requirements.

EURO-PADs and ANZ-PADs require a one-year commitment, measured from the date of installation, for each EURO-PAD and ANZ-PAD installed. Each EURO-PAD's and ANZ-PAD's annual commitment will automatically renew on completion of the first year at the then current rates and conditions for consecutive one-year commitments unless the deinstallation of a EURO-PAD or ANZ-PAD is requested in writing at least three (3) months prior to the end of an annual commitment. If a EURO-PAD or ANZ-PAD is deinstalled within the first twelve (12) months following its date of installation, or any subsequent twelve (12) month renewal period, a one-time charge equal to the remaining number of months in that twelve (12) month period multiplied by the Monthly Charge for that link will be billed to Customer.

MicroNode SWITCH (MN-SWITCH)
An MN-SWITCH resides on the Customer's site and provides switching capability between up to two (2) DNLs and up to eight (8) X.25 and/or SDLC ports for connections to Customer provided or CompuServe provided equipment. Each X.25 or SDLC port can operate from 9.6Kbps up to 256Kbps. SDLC ports require an SDLC Protocol Interface. Please refer to the IBM Services section for those charges. MN-SWITCHes are only available at Customer sites in Region A.

MN-SWITCH Configurations:
- -------------------- -------------------- ------------ ----------------
                     Number of X.25 or    Monthly      Installation
Product Name         SDLC Ports           Charge       Charge
- -------------------- -------------------- ------------ ----------------
- -------------------- -------------------- ------------ ----------------
MN-SWITCH 4                   4           $350         $500
- -------------------- -------------------- ------------ ----------------
- -------------------- -------------------- ------------ ----------------
MN-SWITCH 8                   8           $600         $500
- -------------------- -------------------- ------------ ----------------

EURO-SWITCH
A EURO-SWITCH resides on the Customer's site and provides switching capability between up to two (2) DNLs and up to twelve (12) X.25 ports for connections to Customer provided or CompuServe provided equipment. Each X.25 port can operate from 9.6Kbps up to 64Kbps. Customer must provide an RS232 cable for each port. EURO-SWITCHes are available in Region B at Customer sites where CompuServe provides DNLs.


EURO-SWITCH Configurations:
- ------------------------- --------------- ------------ ----------------
                          Number of       Monthly      Installation
Product Name              X.25 Ports      Charge       Charge
- ------------------------- --------------- ------------ ----------------
- ------------------------- --------------- ------------ ----------------
EURO-SWITCH 6                   6         $400         $1,000
- ------------------------- --------------- ------------ ----------------
- ------------------------- --------------- ------------ ----------------
EURO-SWITCH 12                  12        $650         $1,000
- ------------------------- --------------- ------------ ----------------

CompuServe's   ongoing   provision  of   EURO-SWITCH   services  is  subject  to
CompuServe's ability to obtain these services and satisfaction of all applicable legal or regulatory requirements.

MicroNode to MicroNode Connections (MN-MN)
For redundancy purposes, MN-MNs are available between MN-PADs and/or between MN-SWITCHes, installed at the same Customer site, upon request at no incremental charge to Customer.

WORLD-FIX
WORLD-FIX provides a leased line type of service in specified locations terminating into a partner network. WORLD-FIX includes a dedicated connection into a partner network, a leased line between the Customer's premises in the specified location and the partner network node designated by CompuServe, the required modems or digital interface units, and up to 32 logical channels. WORLD-FIX rates are in lieu of any Dial-Up Access Services rates for sessions originating from a Customer's WORLD-FIX network address (i.e. Host Name). Customer will be charged Dial-Up Access Services rates and applicable Worldwide Access Surcharges for dial-up access to a WORLD-FIX network address. The WORLD-FIX Monthly Charge and WORLD-FIX Installation Charge are on a quotation basis.

                      Link Speed           Link Speed         Link Speed
Location                 9.6Kbps             19.2Kbps             64Kbps
Bolivia                Available        Not Available      Not Available
Brazil                 Available            Available          Available
Chile                  Available        Not Available      Not Available
Colombia               Available        Not Available      Not Available
Egypt                  Available        Not Available      Not Available
Greece                 Available            Available          Available
Indonesia              Available        Not Available      Not Available
Malaysia               Available        Not Available          Available
Philippines            Available            Available          Available
Portugal               Available        Not Available          Available
Russia                 Available        Not Available      Not Available
South Africa           Available        Not Available          Available
South Korea            Available        Not Available      Not Available
Sri Lanka              Available        Not Available      Not Available
Taiwan                 Available            Available          Available
Thailand               Available        Not Available      Not Available
Venezuela              Available        Not Available      Not Available

In Egypt, Greece and Russia all local loop charges, including but not limited to a monthly charge and an installation charge, will be invoiced to Customer directly by the PTT in local currency. In all other countries the local loop charges are included in the WORLD-FIX Monthly Charge and WORLD-FIX Installation Charge and those charges are in U.S. dollars. In all cases orders for the local loop are placed on Customer's behalf by CompuServe or CompuServe's WORLD-FIX partner.

Customer will be charged a one-time $1,500 Deinstallation Fee for each WORLD-FIX that is deinstalled.

The ongoing provision of WORLD-FIX services is subject to the partner network's ability to make WORLD-FIX available and satisfaction of all applicable legal or regulatory requirements. CompuServe will make reasonable efforts to notify Customer if the WORLD-FIX service is to be terminated for any reason.

                                 Backup Services
DNL Dial Backup
DNL Dial Backup is available on a contention basis as a standby service and provides a backup connection for a failed DNL or CompuMode Protocol Interface. DNL Dial Backup (DDB) is available at speeds up to 56Kbps. DNL Dial Backup service includes a modem or digital interface unit, cabling and a switch.

                   Available DNL Dial    Monthly Charge per  Installation Charge
DNL Speed          Backup Speeds         DDB                 per DDB
9.6 Kbps           9.6 Kbps              $200                $500
14.4 Kbps          14.4 Kbps             $200                500
19.2 Kbps          14.4 Kbps             $200                $500
56 Kbps or higher  Switched 56 or less*  $200                $500

*DNL Dial Backup will be provisioned as a Switched 56, or analog line (28.8 Kbps, where available, or less) depending on the telecommunication services available at the Customer site and local CompuServe communication center.

The  DNL   Dial   Backup   Monthly   Charge   includes   connect-time   and  all
characters/packets that are transmitted and received during sessions originating from a Customer's DNL Dial Backup.

If the CompuServe Network Control Center observes that Customer's DNL or CompuMode Protocol Interface has failed and the Network Control Center is unable to reactivate the DNL or CompuMode Protocol Interface, CompuServe Network Control Center will make reasonable efforts to initiate a dial-up connection to replace the out-of-service link or CompuMode Protocol Interface. The standby CompuMode Protocol Interface will reside at CompuServe's Network Control Center in Columbus, Ohio.

The dial-up connection will be maintained as long as Customer's DNL or CompuMode Protocol Interface is out of service. Upon repair of Customer's DNL or CompuMode Protocol Interface, CompuServe will terminate the dial-up connection and re-establish the primary link.

In order to back up a failed CompuMode Protocol Interface, the CompuMode Protocol Interface must be connected to the Customer host with a Customer provided serial SDLC connection.

DNL Dial Backup is only available in Region A.

Secondary Site DNL Backup
Secondary Site DNL Backup (SSB) provides for activation of dial-up network links to allow traffic to be routed to an alternate location if the Customer's data center becomes non-operational. The dial-up link will operate as a temporary replacement pending repair of the out-of-service data center.

DNL Speed             Available SSB Speeds        Monthly Charge  Installation
                                                  per SSB         Charge per SSB
9.6 Kbps              9.6 Kbps                    $200                 $500
14.4 Kbps             14.4 Kbps                   $200                 $500
19.2 Kbps             14.4 Kbps                   $200                 $500
56 Kbps or greater    Switched 56 or less*        $200                 $500
Third Party Option**  As provided by Third Parry  $150                 $500

*Secondary Site DNL Dial Backup will be provisioned as a Switched 56, or analog line (28.8 Kbps where available, or less) depending on the telecommunication services available at the Customer site and local CompuServe communication center.

** An optional Secondary Site Backup to a Third Party (Third Party Option) data center is also available. The Third Party Option provider will be responsible for providing a dial-up phone line and a modem or digital interface unit at the Customer's secondary site.

The Secondary Site DNL Dial Backup Monthly Charge includes connect-time and all characters/packets that are transmitted and received during sessions originating from a Customer's Secondary Site DNL Dial Backup.

CompuServe will use reasonable efforts to provide for activation of dial-up network links within twenty-four (24) hours of (i) Customer notification to CompuServe requesting Secondary Site DNL Backup activation and (ii) Customer's identification of the location of the Customer's secondary host site, if this site is operated by a third party; if CompuServe does not activate these dial-up network links within twenty-four (24) hours due to circumstances under CompuServe's control, Customer's sole and exclusive remedy shall be the waiving of the Secondary Site DNL Dial Backup Pro-rated Monthly Charge for each SSB effected. CompuServe makes no warranties regarding the operation or non-operation of any Customer and/or third party equipment that is required to interface with CompuServe's Secondary Site DNL Backup services.

Customer must conduct a test of the secondary host site with CompuServe within two (2) months following CompuServe's provision of Secondary Site DNL Backup services, and thereafter CompuServe requires that a test is completed at least once during every twelve (12) month period. Activation of Secondary Site DNL Backup services is not available until after completion of the initial test. Following testing, CompuServe will record the configuration tested, and that will be the same configuration installed when Customer requests Secondary Site DNL Backup service activation. Customer must notify CompuServe of any changes implemented at the secondary host site that impact the Secondary Site DNL Backup configuration. A test must be conducted within two (2) months after these changes are made to the secondary host site in order to ensure accuracy of the configuration record.

If Customer wishes to move a secondary host site, Customer must notify CompuServe at least two (2) months prior to the move, stating the address of the new secondary host site and number of dial-up network links to be supported at the new secondary host site. Customer will be required to complete a test of the new secondary site with CompuServe within two (2) months of the relocation to the new secondary host site.

Secondary Site DNL Dial Backup is only available in Region A.

Tests of the Secondary Site DNL Backup Service can be scheduled upon one (1) month notification by Customer through submittal of a letter to CompuServe's Headquarters. Tests will last a maximum of four (4) hours and can take place only on Mondays through Fridays between the hours of 9:00am to 5:00pm Eastern Time, excluding CompuServe designated holidays.

FNL Backup 56
FNL Backup 56 provides a backup connection for a failed FNL56. Each FNL Backup 56 includes one (1) CSU/DSU and necessary cabling; the FNL Backup 56 will be provisioned as an ISDN, or Switched 56, or analog line depending on the telecommunication services available at the Customer site and local CompuServe communication center. FNL Backup 56 is available only in Region A.

Product Name     Speed              Monthly Charge          Installation Charge
                                    Per Link                Per Link
FNL Backup 56    56Kbps or less     $150                    $500

                           Remote LAN Access Services

CompuServe RLA
CompuServe RLA enables users to connect to a local area network (LAN) from remote locations. CompuServe RLA includes an X.25 LAN gateway to connect to one
(1) DNL, and a site license for personal computer software for End-User access to the X.25 LAN gateway. The X.25 LAN gateway includes one (1) microcomputer, one (1) network interface card, one (1) X.25 interface card, and CompuServe RLA gateway software. An optional component of CompuServe RLA is the Remote NetLib software feature which, when used with LAN based Microsoft or Sybase SQL Server databases, provides high-speed, platform-independent access from remote workstations.

Product Name CompuServe Maximum Number of                                Rest of
RLA                     Simultaneous Users  Region A  Region B  Region C  World
Monthly Charge                  24              $500      $700      $700   $700
Installation Charge            N/A              $500     $1000     $1500  $1500
NetLib software                N/A              $250      $250      $250   $250

CompuServe RLA/RLN (RLA/RLN)
RLA/RLN enables users to connect to a local area network (LAN) from remote locations. RLA/RLN includes an X.25 LAN gateway to connect to one (1) CompuServe DNL and a site license for personal computer software for End-User access to the
X.25 LAN gateway. The X.25 LAN gateway includes one (1) microcomputer, one (1) network interface card, one (1) X.25 interface card, and RLA/RLN gateway software.

Product Name RLA/RLN  Maximum Number of                                  Rest of
                      Simultaneous Users  Region A   Region B  Region C    World
Monthly Charge             up to 32          $750       $950      $950      $950
Installation Charge          N/A             $500     $1,000     $1500     $1500

Customer will only distribute the personal computer software with a copy of the Warranty, License, and Copyright information.

Remote Security Adapter (RSA)
RSA is hardware that provides additional system security to that already provided by the CompuServe Network. It is a device that attaches to the parallel or printer port of an End-User's remote client PC. This device must be used if the RLA/RLN server has this function enabled. RSAs may be purchased for a one-time fee of $40 per RSA. The minimum order and reorder quantity is 10 units.

Media Access Control (MAC)
MAC addresses can be provided by CompuServe for Customers who have the need to permanently assign an address to each remote user. These individual addresses will allow the remote user the ability to load the remote LAN Operating System software prior to actually dialing the call. CompuServe will provide each Customer up to one thousand (1000) individual MAC addresses with each RLA/RLN ordered at no incremental charge. Customer may elect to purchase additional MAC addresses in blocks of 900 addresses for a one-time fee of $200 per block.

1. Warranty. CompuServe Incorporated makes no warranty of any kind, express or implied, including, without limitation, any warranties of merchantability and/or fitness for a particular purpose. CompuServe Incorporated shall not be liable for any damages, whether direct, indirect, special or consequential arising from failure of this program to operate in a manner desired by the user. CompuServe Incorporated shall not be liable for any damage to data or property which may be caused directly or indirectly by the use of this program. IN NO EVENT WILL COMPUSERVE INCORPORATED BE LIABLE TO YOU FOR ANY DAMAGES, INCLUDING BUT NOT LIMITED TO ANY LOST PROFITS, LOST SAVINGS, OR OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OR INABILITY TO USE THE PROGRAM, OR FOR ANY CLAIM BY ANY OTHER PARTY.

2. License. All versions of Remote LAN Access and associated programs are licensed software. They are not public domain software, nor are they free software and may not be posted on any electronic bulletin board system for downloading to other users. No user may modify Remote LAN Access or associated programs in any way, including but not limited to, decompiling, disassembling, or otherwise reverse-engineering the program.

3. Copyright. Under the copyright laws, neither the documentation nor the software may be copied, photocopied, reduced, translated, or reduced to any electronic medium or machine readable form, in whole or in part, without the prior written consent of CompuServe Incorporated, except in the manner described in the documentation.

                                  IBM Services

Asynchronous to SNA/SDLC Protocol Conversion Services
Asynchronous  to  SNA/SDLC  Protocol   Conversion  Services  are  available  for
applications where asynchronous terminals or Personal Computers (PC) are required to access full screen 3270/5250 applications. The CompuMode Protocol Interface (Data Center Component) is used in conjunction with DNLs.

Data Center Components
CompuMode Protocol Interface (CompuMode)
CompuMode Protocol Interface is required for CompuMode End-User Software and asynchronous dumb terminal access to full screen 3270 or 5250 environments. The CompuMode Protocol Interface appears to the IBM mainframe as a standard 3X74 controller; it appears to the IBM midrange as a standard 5X94 controller. Token ring or SDLC interfaces are supported. In addition to CompuMode End-User Software, CompuMode Protocol Interface supports Wall Data's RUMBA software and a variety of dumb terminals or PC terminal emulation software packages.

                  Maximum Number of    Monthly  Monthly  Monthly  Monthly Charge
                  Simultaneous Users    Charge  Charge   Charge   Rest Of World
Product Name                          Region A  Region B Region C
CompuMode32              32             $750      $850      $850         $850
CompuMode64              64            $1,000    $1,125    $1,125       $1,125
Installation Charge     N/A              $500    $1,000    $1,500       $1,500

CompuMode Protocol Interface is available in Region A and in Regions B, C and Rest of World where available.

CompuMode End-User Software
CompuMode-PC
CompuMode-PC is an MS-DOS software program which, when combined with the CompuMode Protocol Interface, provides IBM 3270 or 5250 SNA/SDLC emulation, error-free transmission, display and printer sessions, file transfer capabilities, and a scripting feature. A site license for CompuMode-PC is included in the Monthly Charge for the CompuMode Protocol Interface. CompuMode-PC is available worldwide.

CompuMode for Windows
CompuMode for Windows is a software product which, when combined with the CompuMode Protocol Interface, provides IBM 3270 or 5250 emulation, error free transmission, display and printer sessions, file transfer capabilities, and a scripting feature. An additional benefit of CompuMode for Windows is the easy to use graphical, intuitive interface. A site license for CompuMode for Windows is included in the Monthly Charge for the CompuMode Protocol Interface. CompuMode for Windows is available worldwide.

CompuMode for DOS
CompuMode for DOS is a software product that provides the look and feel of CompuMode for Windows in a DOS environment. CompuMode for DOS, when combined with the CompuMode Protocol Interface, provides IBM 3270 or 5250 emulation, error free transmission, display and printer sessions, file transfer capabilities, and a scripting feature. A site license for CompuMode for DOS is included in the Monthly Charge for the CompuMode Protocol Interface. CompuMode for DOS is available worldwide.

Fast & SecureTM Option
Fast & Secure provides data compression and encryption in the CompuMode suite of services. Data compression and encryption is available on CompuMode for DOS and CompuMode for Windows End-User software. Compression is available in Rumba End-User Software and is enabled on the CompuMode Protocol Interface. Data compression and encryption can be turned on or off independently and require that the Fast & Secure option be enabled on the CompuMode Protocol Interface.

                          Maximum Number of            Monthly     Installation
Product Name              Simultaneous Users           Charge           Charge
Fast & Secure32                   32                     $250             $500
Fast & Secure64                   64                     $250             $500

Fast & Secure Option is available in Region A and on a individual case basis in Regions B, C and Rest of World.

                              Frame Relay Services

FRAME-Netsm
FRAME-Net Services allow frame relay supportive devices to exchange information using CompuServe's frame relay network. FRAME-Net Services include the following physical components and configurable selections:

A Frame Network Link (FNL) consists of one (1) port in a CompuServe Frame Relay Service Center, a digital access circuit between the Customer's premise and the service center and the required digital interface units.

Permanent Virtual Circuits (PVC) allows connectivity from one network location to another.

Committed Information Rate (CIR) determines the speed of data transport which CompuServe will make reasonable efforts to maintain over a given PVC.

Frame Bandwidth Allocation (FBA) is the sum of the CIRs of all outbound PVCs on an FNL.

   FNL Configurations:
- ---------- ----------- ---------- -------- -------- -------- ------ ------------
                      Region                                         Maximum
Product               Avail-abilit Minimum  Maximum  Minimum Maximum Recommended
Name       Port Speed                CIR     CIR     PVCs     PVCs   FBA
- ---------- ----------- ---------- -------- -------- ------- -------- ----------
- ---------- ----------- ---------- -------- -------- ------- -------- ----------
FNL56          56Kbps      A        4Kbps    56Kbps   1          28     112Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ----------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL64          64Kbps     B,C       4Kbps    64Kbps   1          28     128Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL128        128Kbps     A,B       4Kbps   128Kbps   1          63     256Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL256        256Kbps     A,B       4Kbps   256Kbps   1          63     512Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL384        384Kbps      A        4Kbps   384Kbps   1          63     768Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL512        512Kbps      A        4Kbps   512Kbps   1          63    1024Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL640        640Kbps      A        4Kbps   512Kbps   1         126    1280Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL768        768Kbps      A        4Kbps   512Kbps   1         126    1536Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL896        896Kbps      A        4Kbps   512Kbps   1         126    1792Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL1024      1024Kbps      A        4Kbps   512Kbps   1         126     2048Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
FNL1536      1536Kbps      A        4Kbps   512Kbps   1         126    3072Kbps
- ---------- ----------- ---------- -------- --------- ------- -------- ---------
Note: Any multiple of 4Kbps between the minimum and maximum CIR is also a permissible CIR

FRAME-Net Pricing
FRAME-Net pricing is comprised of the FNL Monthly Circuit Charge, the FNL Monthly Port Charge, Bandwidth Monthly Charge and the Bandwidth Monthly Surcharge in applicable Regions.

A minimum FBA of 16K will be billed on each FNL; the Bandwidth Monthly Surcharge is not applied to any 16K FBA minimum adjustment.

- --------------------- ----------------- ---------------- ----------------------
Region FNL Monthly    Available Port FNL Monthly Bandwidth      Bandwidth Monthl
       Circuit Charge Speeds         Port Charge Monthly Charge Surcharge
- ------ -------------- -------------- ---------- -------------- -----------------
   A   Provided on a         56Kbps        $200   $1.50 (per     See Regional
       quotation basis  ----------- -----------
                        ----------- -----------
                            128Kbps        $425   1 Kbps of FBA)  Bandwidth
                        ----------- -----------
                        ----------- -----------
                            256Kbps        $550                   Surcharge
                       ------------ -----------
                       ------------ -----------
                           384Kbps        $700                        Table
                       ------------ -----------
                       ------------ -----------
                           512Kbps        $850
                       ------------ -----------
                       ------------ -----------
                           640Kbps      $1,000
                       ------------ -----------
                       ------------ -----------
                           768Kbps      $1,200
                       ------------ -----------
                       ------------ -----------
                           896Kbps      $1,400
                       ------------ -----------
                       ------------ -----------
                          1024Kbps      $1,600
                       ------------ -----------
                       ------------ -----------
                          1536Kbps      $1,800

- ------ ------------------------------- ------------------ ----------------------
- ------ ------------------- ------- --------------- --------- -------- ----------
    B  Within the city of  Country City Code       FNL64     FNL128     FNL256
                           Code
       ---------------- ------- --------------- --------- ---------- ----------
       ------------- ----------------- ------------------ ----------------------
       Vienna, AUST        43          1          $1,265     $1,870     $3,800
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Brussels, BEL       32          2          $  660     $  770     $  935
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Copenhagen, DEN     45    within 10km of   $  550     $2,675     $3,210
                                  city limits
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       London, ENG         44         171         $  360     $  595     $  625
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Paris, FRA          33      1+8 digits     $  660     $1,265     $2,195
                                starts w/3,4 or
                                       6
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Frankfurt, GER      49          69         $  330     $  660     $1,595
                         64Kbps          $  200  $1.50 (per         See Regional
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Munich, GER         49          89         $  330     $  660     $1,595
                         128Kbps            $  425  1 Kbps of FBA)     Bandwidth
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Dublin, IRE         353         1          $  385     $  455     $1,665
                         256Kbps            $  550                     Surcharge
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Milan, ITA          39          2          $  950     $1,580     $1,900
                                                                          Table
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Luxembourg, LUX     352    Not Required    Quota-     Quota-     Quota-
                                                    tion       tion       tion
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Amsterdam, NETH     31          20         $  815     $1,155     $1,905
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Madrid, SPN         34          1          $  900     $5,170     $6,205
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Stockholm, SWE      46          8          $  770     $2,520     $3,025
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Zurich, SWIT        41       1 or 512      $  530     $  965     $2,990
       ---------------- ------- --------------- --------- ---------- ----------
       ---------------- ------- --------------- --------- ---------- ----------
       Outside one of         Quota-tionQuota-tion Quota-tion
       these Cities
       -------------------------------------------------------------------------
       -------------------------------------------------------------------------

    C   Provided on a    Based upon     Same as Region A $1.50     See Regional
        quotation basis  availability   (per 1 Kbps of FBA)          Bandwidth
        where available                                          Surcharge Table
- ------ -------------------------------------------------------------------------
- ------ -------------------------------------------------------------------------
Rest of Provided on a    Based upon     Same as Region A $1.50     See Regional
World   quotation basis  availability   (per 1 Kbps of FBA)          Bandwidth
        where available                                          Surcharge Table
- --- ---------------- ----------------- ------------------ ----------------------

Use the following chart to determine the Bandwidth Monthly Surcharge for PVCs within or between Regions. The Bandwidth Monthly Surcharge is per one (1) Kilobit per second (Kbps) of FBA and is in addition to the Bandwidth Monthly Charge.

- --------------------------------------------------------------------------------
                       Regional Bandwidth Surcharge Table
- --------------------------------------------------------------------------------
- ------------- ------------------- ------------------- --------------------------
             To Region A          To Region B       To Region C    To Rest of
                                                                     World
- --------------------------------------------------------------------------------
From Region A     $0.00               $20.50             $30.50       Quotation
             (per 1 Kbps of FBA) (per 1 Kbps of FBA) (per 1 Kbps of FBA)
- ------------ ------------------- ------------------- -------------------------
- ------------ ------------------- ------------------- -------------------------
From Region B    $20.50              $20.50             $50.50        Quotation
              (per 1 Kbps of FBA) (per 1 Kbps of FBA) (per 1 Kbps of FBA)
- ------------ ------------------- ------------------- --------------------------
- ------------ ------------------- ------------------- --------------------------
From Region C    $30.50              $50.50             $30.50        Quotation
              (per 1 Kbps of FBA) (per 1 Kbps of FBA) (per 1 Kbps of FBA)
- ------------ ------------------- ------------------- --------------------------
- ------------ ------------------- ------------------- --------------------------
From Rest of
World          Quotation           Quotation           Quotation      Quotation
- ------------- ------------------- ------------------- -------------------------

FNL Installation
Charges
- ----------- ------------------ ------ ------------ -----------------------------
   Region                                              Installation Charge
- ----------- ------------------ ------ ------------ -----------------------------
- ----------- ------------------ ------ ------------ -----------------------------
     A                                                      Quotation
- ----------- ------------------ ------ ------------ -----------------------------
- ----------- ------------------ ------ ------------ -------- ------------ -------
                                  Country  City Code FNL 64    FNL 128   FNL256
     B      Within the City of:     Code
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Vienna, AUST           43            1   $1,400     $1,400   $3,100
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Brussels, BEL          32            2   $1,500     $1,500   $1,500
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Copenhagen, DEN        45   within 10km  $5,700     $7,000   $7,000
                                        of city
                                        limits
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            London, ENG            44          171   $1,900     $7,600   $7,600
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Paris, FRA             33   1+8 digits   $2,100     $2,100   $4,600
                                       starts with
                                          3,4 or 6
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Frankfurt, GER         49           69   $3,200     $6,200   $6,200
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Munich, GER            49           89   $3,200     $6,200   $6,200
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Dublin, IRE           353            1   $5,100     $9,600  $24,000
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Milan, ITA             39            2     $900     $1,300   $1,300
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Luxembourg, LUX       352     Not         Quot-    Quot-    Quot-
                                          Required    ation    ation    ation
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Amsterdam, NETH        31           20   $1,700     $1,700   $1,700
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Madrid, SPN            34            1   $5,100    $10,500  $10,500

            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Stockholm, SWE         46            8   $1,700     $5,200   $5,200
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Zurich, SWIT           41     1 or 512   $1,700     $1,800   $2,300
            ------------------ ------- ------------ -------- ---------- --------
            ------------------ ------- ------------ -------- ---------- --------
            Outside one of                            Quot-    Quot-     Quot-
            these cities                              ation    ation     ation
            ------------------ ------- ------------ -------- ---------- --------
- ----------- ------------------ ------- ------------ ----------------------------
     C                                                 Individual Case Basis
- ----------- ------------------ ------- ------------ ----------------------------
- ----------- ------------------ ------- ------------ ----------------------------
Rest of World                                          Individual Case Basis

If Customer elects to exceed the Maximum  Recommended FBA,  Customer agrees that
(i) it understands and accepts the risks associated with exceeding the Maximum Recommended FBA, and (ii) the remedies contained in paragraph 6.4 of the
Agreement Terms and Conditions shall not apply to problems related to CompuServe's provision of FBA that exceeds the Maximum Recommended FBA, and
(iii) Customer agrees to indemnify and hold harmless CompuServe from any claims related to CompuServe's provision of FBA that exceeds the Maximum Recommended FBA.

CompuServe will make reasonable efforts to change PVCs or CIRs within five (5) business days of CompuServe's receipt of the requested change at CompuServe's Corporate Headquarters.

FRAME-Net Router
Multiprotocol local area network (LAN) FRAME-Net Routers may be used in conjunction solely with CompuServe Network Services.

Bay Networks Multiprotocol FRAME-Net Router Configurations:
Monthly Charge Per Router

Product Ethernet Token Serial Async Hub   ISDN Region   Region  Region  Rest of
Name    Ports    Ring  Ports  Ports Ports BRI    A          B     C     World
                 Ports                    Ports
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
20003     1      0        2     0     0     0    $225    ICB     ICB     ICB
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
21003     0      1        2     0     0     0    $225    ICB     ICB     ICB
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
22003     1      1        2     0     0     0    $250    ICB     ICB     ICB
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
30001e    2      0        2     0     0     0    $425    ICB     ICB     ICB
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------
30001t    2      0        2     0     0     0    $450    ICB     ICB     ICB
- ------- ----- -------- ----- ----- ----- ----- ------ ------- ------- ----------

ICB  = Individual Case Basis by Quotation

Customer's Protocols Supported: IP, OSI, DECnet Phase IV, IPX, VINES, AppleTalk Phase 2, XNS, Transparent/Source/Translate Route Bridging

Cisco Systems Inc. Multiprotocol FRAME-Net Router (Cisco) Configurations:
Monthly Charge Per Router

Product EthernetToken Serial Async  Hub   ISDN  Region  Region  Region  Rest of
 Name    Ports  Ring  Ports  Ports  Ports BRI     A        B       C     World
                Ports                    Ports
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2501     1       0     2      0       0     0    $200  $300     $325     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2502     0       1     2      0       0     0    $200  $325     $350     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2503     1       0     2      0       0     1    $250  $350     $375     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2504     0       1     2      0       0     1    $250  $350     $375     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2505     1       0     2      0       8     0    $250  $325     $350     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2507     1       0     2      0      16     0    $275  $350     $400     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2509     1       0     2      8       0     0    $250  $325     $350     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2510     0       1     2      8       0     0    $275  $350     $400     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2511     1       0     2      16      0     0    $275  $350     $400     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2512     0       1     2      16      0     0    $300  $425     $450     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2513     1       1     2      0       0     0    $250  $350     $400     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2514     2       0     2      0       0     0    $250  $325     $350     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2515     0       2     2      0       0     0    $275  $350     $400     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2516     1       0     2      0      14     1    $275  $350     $375     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 2517     0       1     2      0      11     1    $300  $375     $425     ICB
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
- ------- ------ ----- ------ ------- ----- ----- ------- ------ ------- ---------
 4500   Quot-   Quot-  Quot- Quot-  Quot-  Quot-  Quot- Quot-  Quot-      ICB
        ation   ation  ation ation  ation  ation  ation ation  ation
- ------- ------ ------ ------ ------ ------ ------ ----- ------ -------- --------
- ------- ------ ------ ------ ------ ------ ------ ----- ------ -------- --------
4500 IP Quot-   Quot-  Quot- Quot-  Quot-  Quot-  $615  $800   Quot-      ICB
        ation   ation  ation ation  ation  ation               ation
- ------- ------ ------ ------ ------ ------ ------ ----- ------ -------- --------
ICB = Individual Case Basis by Quotation
Customer's Protocols Supported: TCP/IP (Novell IPX, DECnet, Appletalk, Banyan, XNS, Apollo, HP, CMNS), IBM Bridging, IP Routing, LAT, X.25, Telnet
* The 4500IP FRAME-Net Router is for use solely with the IP Link Service. Customer's Protocols Supported for Revision 10.0 or later: TCP/IP, Novell IPX

FRAME-Net Router Installation Charges
Customer will be billed a one-time Installation Charge of $500 for each FRAME-Net Router installed within Region A, $1,000 within Region B, $1,500 within Region C, and on a quotation basis for Rest of World.

Each FRAME-Net Router must be attached to at least one (1) FNL or one (1) DNL.

FRAME-Net FRAD Frame Relay Access Devices (FRADs) may be used in conjunction solely with CompuServe Network Services. FRAME-Net FRADs will allow Customer to connect asynchronous, X.25, and/or synchronous devices to CompuServe Network Services.

FRAME-Net FRAD Configurations:
- ------------------ ------------------------------------------------------------
Product Name Number of   Number of   Monthly   Monthly    Monthly   Monthly
             Serial      Token Ring    Charge    Charge    Charge    Charge Rest
              Ports        Ports     Region A  Region B    Region C    of World
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD/6            6           0         $150   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD/12          12           0         $300   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD/18          18           0         $350   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD/24          24           0         $550   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD-TR/6         6           1         $250   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD-TR/12       12           1         $300   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD-TR/18       18           1         $400   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------
- ------------ ------------ --------- --------- ---------- ---------- -----------
FRAD-TR/24       24           1         $500   Quotation  Quotation  Quotation
- ------------ ------------ --------- --------- ---------- ---------- -----------

Customer Protocols Supported: Frame Relay, X.25, Async, IBM SDLC, IBM BSC 2780/3780, IBM BSC 3270, Transparent Bit Oriented Protocol, Source Route Bridging.

Customer will be billed a one-time Installation Charge of $500 for each FRAME-Net FRAD installed within Region A, $1,000 within Region B, $1,500 within Region C, and on a quotation basis for Rest of World.

FRAME-Net  SDLC FRAD
SDLC Frame Relay Access Devices (SDLC FRAD) may be used in conjunction solely with CompuServe Network Services. FRAME-Net SDLC FRADs allow Customer to connect SDLC devices to CompuServe Network Services. FRAME-Net SDLC FRADs are available only in Region A.

FRAME-Net SDLC FRAD Configurations:
- -------- ------------ ------------------------ ---------------- --------------
Product Number of                        Number of Token Ring Customer  Monthly
 Name   Serial    Supported Serial Port  / Ethernet Ports     Protocols  Charge
        Ports       Configurations                            Supported  RegionA
- ------- --- ----------------------------- ------------------- --------- ------
FN100    2   1 V.35 & 1 RS232,or 2 V.35        None           SDLC or BSC   $75
- ------- --- ----------------------------- ------------------- --------- ------
FN200/2  2   1 V.35 & 1 RS232,or 2 V.35        None           SDLC or BSC  $125
- ------- --- ----------------------------- ------------------- --------- ------
FN200/4  4   1 V.35 & 3 RS232,or 2 V.35        None           SDLC or BSC  $150
               & 2 RS232, or 4 V.35
- ------- --- ----------------------------- ------------------- --------- ------
FN400/2  2   1 V.35 & 1 RS232,or 2 V.35   None, or 1 Token    SDLC, BSC,   $175
                                          Ring, or 1 Ethernet LLC2
- ------- --- ----------------------------- ------------------- --------- ------
FN400/4  4   1 V.35 & 3 RS232,or 2 V.35   None, or 1 Token    SDLC, BSC,  $225
              & 2 RS232, or 4 V.35        Ring, or 1 Ethernet LLC2
- ------- --- ----------------------------- ------------------- --------- ------
CN200/2  2  1 V.35 & 1 RS232,or 2 V.35,  1 Token Ring or 1    SDLC, BSC,   $125
                 or 2  RS232                 Ethernet         LLC2
- ------- --- ----------------------------- ------------------- --------- ------
CN200/4  4   1 V.35 & 3 RS232,or 2 V.35  1 Token Ring or 1    SDLC, BSC,   $175
             & 2 RS232,orV.35,or 4 RS232     Ethernet         LLC2
- ------- --- ----------------------------- ------------------- ------- ------
CN400/2  2  1 V.35 & 1 RS232, or 2 V.35,    1 Token Ring or 1 SDLC, BSC,  $175
                 or 2        RS232                 Ethernet   LLC2
- -------- --- ----------------------------- ------------------- --------- ------
CN400/4  4   1 V.35& 3 RS232,or2V.35 &     1 Token Ring or 1  SDLC, BSC,   $225
             2 RS232,or4 V.35,or4RS232           Ethernet     LLC2
- ------- --- ----------------------------- ------------------- --------- ------
Customer  will be billed a  one-time  Installation  Charge of $500 for each SDLC
FRAD.

Each FRAME-Net FRAD or SDLC FRAD must be attached to at least one FNL or DNL.

Customer agrees that for FNLs or DNLs, with speeds of 384Kbps or less, one (1) serial port is required to connect the FRAME-Net FRAD or SDLC FRAD to CompuServe Network Services. For FNLs or DNLs with speeds above 384Kbps, three (3) serial ports are required to connect the FRAME-Net FRAD or SDLC FRAD to CompuServe Network Services.

One serial port on the FN100, FN200, and FN400 is required for the network connection to CompuServe Network Services. The FN100 can support a maximum FNL or DNL speed of 64Kbps. The FN200 can support a maximum FNL or DNL speed of 128Kbps. The FN400 can support a maximum FNL speed of 1536Kbps.

The CN200 and CN400 must be used in conjunction with a CompuServe provided FRAME-Net Router in order to support connectivity to CompuServe Network Services.

FRAME-Net Encrypt
FRAME-Net Encrypt allows Customer to send and receive encrypted data through CompuServe's FRAME-Net Service. FRAME-Net Encrypt may be used in conjunction solely with CompuServe's FRAME-Net Services.

The FRAME-Net Encrypt service is available only in Region A.

                             Monthly        Installation
Product Name                 Charge         Charge
FRAME-Net Encrypt            $175           $500

At least one FNL must be attached to each FRAME-Net Encrypt device. Customer must have a minimum of two (2) FRAME-Net Encrypt devices installed to utilize this service.

                                INTERNET SERVICES

Internet Dial
Internet Dial enables remote users utilizing CompuServe or Customer provided IP client software to dial into a CompuServe PPP (Point to Point Protocol) Server and connect with the Internet. Internet Dial usage is billed at the Hourly Rates shown below and this rate applies to 300bps up to 57.6Kbps, where available, asynchronous dial connections through an Internet Dial Host Name. The Internet Dial Hourly Rate includes all characters/packets that are transmitted and received during sessions through an Internet Dial network address. Connect-time is charged per second with a one (1) minute minimum per session.

Internet Dial Hourly Rate
Hours/Month                Rate/Hourly *
0 - 5,000                  $4.95
5,001 - 10,000             $4.30
10,001 - 20,000            $3.65
20,001 and Higher          $2.70

* Each rate applies only to the usage within the range specified for such rate and not to aggregate usage on that invoice (e.g. 6,000 Internet Dial Hours of total use is billed 5,000 hours at $4.95, and 1,000 hours at $4.30).

Customer will also be billed applicable Worldwide Access Surcharges specified in this Network Services Rate Schedule.

IP Client Software
As an option, CompuServe will provide IP Client Software for use with CompuServe data network services.

Protocols Supported:
- --------------------------------------------------------------------------------
Product Name         Applications/Protocols Supported
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
Internet Office      Telnet, Spry Mosaic-Secure, Spry  3270, Spry File Manager
Professional 4.1     (FTP), LPR, LPD, Dialer, ImageView, UUCode, FTP/RCP server,
                     Spry Mail, Spry News, Spry Gopher, Command Line FTP,
                     LAN WinCIM, Novell TCP/IP & Microsoft TCP/IP
- -------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
Internet Office      Spry Mosaic-Secure,  Spry Mail, Spry Gopher, Spry News,
Navigator 4.1        Dialer, ImageView, LAN WinCIM,Command Line FTP,Command Line
                     FTP, Novell TCP/IP, and Microsoft TCP/IP
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
Internet in a Box    Telnet, AIR Mosaic, Spry Dialer, Spry Mail, Spry News, Spry
                     Gopher, Novell
- --------------------------------------------------------------------------------


Purchase Price Matrix
- ----------------------- -------- -------- --------- --------------- ------------
Product                 25-49    50-99    100-249   250-499         500 or more
                        copies   copies   copies    copies          copies
- ----------------------- -------- -------- --------- --------------- ------------
- ----------------------- -------- -------- --------- --------------- ------------
Internet Office         $245     $210     $185      $170            $155
Professional 4.1*       per copy per copy per copy  per copy        per copy
- ----------------------- -------- -------- --------- --------------- ------------
- ----------------------- -------- -------- --------- --------------- ------------
Internet Office         $165     $150     $140      $130            $115
Navigator 4.1           per copy per copy per copy  per copy        per copy
- ----------------------- -------- -------- --------- --------------- ------------
- ----------------------- -------- -------- --------- --------------- ------------
Internet in a Box       $75      $75      $75       $75             $75
                        per copy per copy per copy  per copy        per copy
- ----------------------- --------  -------- --------- --------------- -----------

* Internet Office Professional 4.1 is offered with a Monthly Fee option of $11 per copy.

Customers that pay a Monthly Fee for the Internet Office Professional 4.1 will receive software maintenance and upgrades provided at no additional charge. Customers that purchase the above listed software will receive software maintenance, upgrades and telephone technical support for the first three (3) months from Customer's initial order.

IP Client Software purchased by Customer is Customer's property subject to the terms of the software license.

Spry Mosaic-Secure application is not available outside of the United States and Canada. A non-secure version will be shipped to locations outside the United States and Canada.

The minimum order quantity to purchase IP Client Software is twenty-five (25) copies. The minimum additional order is twenty-five (25) copies. Orders of any size (e.g., 27, 102, etc.) will be accepted provided the order is at least twenty-five (25) copies.

The minimum initial order quantity to be eligible for the Monthly Fee option for Internet Office Professional is at least one-hundred (100) copies; the minimum additional order is twenty-five (25) copies. Initial orders of any size (e.g. 102, 517, etc.) will be accepted provided the order is one-hundred (100) copies or greater, and additional orders of any size (e.g. 27, 102, etc.) will be accepted provided the order is twenty-five (25) copies or greater.

The rates listed in the Purchase Price Matrix apply to an individual order. For example, if Customer orders 105 copies of Internet Office Navigator 4.1, then Customer would be billed at $140 for each copy for a total of $14,700. If Customer placed a second order for 25 copies of Internet Office Navigator 4.1, then Customer would be billed an additional charge of $165 for each copy for a total of $4,125.

If Customer discontinues using the IP Client software or upon termination of this Agreement, Customer shall promptly cease all use of the IP Client software provided on a Monthly Fee basis and within ten (10) days return all copies of the IP Client software to CompuServe or certify that the IP Client software (including all copies thereof) has been destroyed.

The use of Internet Office Professional and Internet Office Navigator is subject to the terms of the Software License Agreement (see Apendix C); the use of Internet in a Box is subject to the terms of the Internet in a Box Software License Agreement.

Internet Link
Internet Link is provisioned through CompuServe's FRAME-Net service to establish a connection between the Customer's network and CompuServe's Internet Gateway. The connection from CompuServe's Internet Gateway to the Customer's environment is through a permanent virtual circuit (PVC) on the CompuServe FRAME-Net service. A Customer or CompuServe provided Cisco router is needed to use this service. The PVC may be configured on an FNL already installed at a Customer site. The PVC will be configured to have the same Committed Information Rate
(CIR) from the Customer's Frame Network Link (FNL) to the Internet Gateway (DLCI 997 or DLCI 998) and in the return direction.

Monthly Fee per PVC
Bi-Directional CIR  Region A       Region B           Region C   Rest of World
32Kbps                   $96         $1,408      Not Available   Not Available
56/64Kbps               $168         $2,816      Not Available   Not Available
128Kbps                 $384         $5,632      Not Available   Not Available
256Kbps                 $768        $11,264      Not Available   Not Available
384Kbps               $1,152  Not Available      Not Available   Not Available
512Kbps               $1,536  Not Available      Not Available   Not Available

The Monthly Fee per PVC is in lieu of the Bandwidth Monthly Charge and Bandwidth Surcharge for those PVCs.

Customer or CompuServe will supply any IP addresses required for use with this service. A valid IP address is numeric, comprised of four sections separated by periods, with each section having up to three numbers; a sample format is xxx.xxx.xxx.xxx .

Internet Link Plus
Internet Link Plus is provisioned through CompuServe's FRAME-Net service to establish a connection between the Customer's network and CompuServe's Internet Gateway. The connection from CompuServe's Internet Gateway to the Customer's environment is through a PVC on the CompuServe FRAME-Net service. A Customer or CompuServe provided Cisco router is needed to use this service. Additionally a Customer or CompuServe provided Firewall is needed to use this service. The PVC will be configured to have the same CIR from the Customer's FNL to the Internet Gateway (DLCI 997 or DLCI 998) and in the return direction.

Monthly Fee per PVC
Bi-Directional CIR  Region A         Region B     Region C       Rest of World
32Kbps                  $96           $1,408    Not Available    Not Available
56/64Kbps              $168           $2,816    Not Available    Not Available
128Kbps                $384           $5,632    Not Available    Not Available
256Kbps                $768          $11,264    Not Available    Not Available
384Kbps              $1,152    Not Available    Not Available    Not Available
512Kbps              $1,536    Not Available    Not Available    Not Available

The Monthly Fee per PVC is in lieu of the Bandwidth Monthly Charge and Bandwidth Surcharge for those PVCs.

Customer or CompuServe will supply any IP addresses required for use with this service. A valid IP address is numeric, comprised of four sections separated by periods, with each section having up to three numbers; a sample format is xxx.xxx.xxx.xxx .

IP Link
IP Link is comprised of Cisco IOS software which enables Customer's users to utilize CompuServe or Customer provided IP client software to connect with TCP/IP attached Customer hosts. IP Link requires the use of a CompuServe provided DNL with a speed of at least 56Kbps and a CompuServe provided Cisco router. IP Link usage is billed at the FIXED-Dial Hourly Rate and this rate applies to 300bps up to 57.6Kbps, where available, asynchronous dial connections through an IP Link network address (i.e.Host Name). The FIXED-Dial Hourly Rate includes all characters/packets that are transmitted and received during sessions through a IP Link network address. Customer will be billed the rates contained in this Network Services Rate Schedule for the DNL and FRAME-Net Router associated with the use of the IP Link service.

Customer must supply any IP addresses required for use with this service. A valid IP address is numeric, comprised of four sections separated by periods, with each section having up to three numbers; a sample format is xxx.xxx.xxx.xxx
 .

IP Link Plus
Each IP Link Plus is comprised of one (1) private PPP server, one (1) router and
X.25 and Frame Relay port(s), installed at a CompuServe site which enables Customer's users to utilize CompuServe or Customer provided IP client software to connect with TCP/IP attached Customer hosts; IP Link Plus also includes CompuServe's setup and ongoing maintenance of these items at a CompuServe site. Each PPP server can accommodate up to 100 simultaneous users. IP Link Plus requires the use of an FNL and a CompuServe or Customer provided Cisco router located at the Customer site. The PVC will be configured to have the same CIR from the Customer's FNL to the CompuServe site where the PPP server is located and in the return direction.

IP Link Plus usage is billed at the FIXED-Dial Hourly Rate and this rate applies to 300bps up to 57.6Kbps, where available, asynchronous dial connections through an IP Link Plus network address (i.e. Host Name).

Monthly Fee per PVC
Bi-Directional CIR  Region A         Region B    Region C        Rest of World
56/64Kbps              $168           $2,816    Not Available    Not Available
128Kbps                $384           $5,632    Not Available    Not Available
256Kbps                $768          $11,264    Not Available    Not Available
384Kbps              $1,152    Not Available    Not Available    Not Available
512Kbps              $1,536    Not Available    Not Available    Not Available

The Monthly Fee per PVC is in lieu of the Bandwidth Monthly Charge and Bandwidth Surcharge for those PVCs.

Customer will be billed an Installation Charge of $2,500 and a Monthly Charge of $1,500 for each IP Link Plus provided by CompuServe. This Monthly Charge is discounted according to Customer's Discount Schedule B rate.

Customer must supply any IP addresses required for use with this service. A valid IP address is numeric, comprised of four sections separated by periods, with each section having up to three numbers; a sample format is xxx.xxx.xxx.xxx

CompuServe Firewall
CompuServe Firewall enables Customer to configure a network security system for monitoring and controlling network traffic that passes to and from the Customer's local area network. CompuServe Firewall must be used in conjunction with a dedicated FRAME-Net Services or associated Internet Link products.

CompuServe Firewall is the Gauntlet System, from Trusted Information Systems, Inc., which provides a means of controlling communications between protected and unprotected networks through the use of application level proxy services that are selectively enabled based on Customer provided specifications. CompuServe Firewall consists of one (1) workstation with two (2) network interface cards, a UNIX operating system, and Firewall application software. Installation and support for this system will be provided by Trusted Information Systems, Inc..

Product Name
CompuServe Firewall              Region A       Region B
Monthly Charge                       $650         $1,000
Installation Charge                $1,000         $1,500

CompuServe Firewall must be installed between Customer's local area network and a Customer or CompuServe provided Cisco router. A Cisco 2513 router is required if Customer elects the Token Ring LAN Interface.

Availability of the CompuServe Firewall system is based on United States Government restrictions, and is available in Regions A and B where CompuServe has a point of presence on its data network; a version of CompuServe Firewall that does not include encryption will be shipped to locations in Region B.

Customer agrees that CompuServe Firewall is provided subject to the terms and conditions of the Software License Agreement from the Trusted Information Systems, Inc. (See Appendix D)

                       Application Based Network Services

Enterprise Connectsm for Lotus NotesR
Enterprise Connect for Lotus Notes (Enterprise Connect) is the network interconnection service between Customer's computing and communications systems and CompuServe's computing and communications systems that enable Users to access certain information provided by Customer and Users, to access a mail feature, to access portions of the CompuServe Information Service or other online services provided by CompuServe that are in a Lotus Notes compatible format and are collectively referred to as the Enterprise Information Link ("EIL"), and to access the CompuServe Information Service and other online services provided by CompuServe that are not in a Lotus Notes format.

     The CompuServe Information Service and other online services provided by CompuServe, are sometimes referred to as the "Public Service"."User" refers to individuals who use accounts initiated with Sign-up Kits distributed by Customer. "Connect-time" is the amount of time for which a User is connected to Enterprise Connect. "Sign-up Kit" is a CompuServe user identification code, password, sign-up diskette and instruction booklet.

Customer may elect either the End-User Option or the Corporate Business Account Option.

End-User Billing Option
With the End-User Billing Option, Users will be billed for connect-time in one minute increments, at an Hourly Rate of $18, plus applicable surcharges for access to Customer's application. Charges for the Hourly Rate, net of discounts and Royalty (if applicable), associated with User access to Customer's application apply toward Customer's Monthly Minimum. If Customer elects this option CompuServe will bill Users the Hourly Rate and applicable surcharges.

Customer  may elect i) to have  Discount  Schedule B apply to the Hourly Rate or
ii) to receive payment from CompuServe equal to the amount by which the aggregate charges associated with the Hourly Rate, less any amount that is not collected from Users, would be reduced if Discount Schedule B was applied (the "Royalty"). If Customer elects to receive a Royalty, CompuServe will make payment to Customer of the Royalty within two (2) months following the end of the month in which the related charges are invoiced by CompuServe.

Corporate Business Account Option
With the Corporate Business Account Option, Customer will be billed for Users connect-time, in one (1) minute increments, at an Hourly Rate of $16, plus applicable surcharges for access to Customer's application. Charges for the Hourly Rate, net of discounts, associated with User access to Customer's application apply toward Customer's Monthly Minimum. If Customer elects this option, CompuServe will bill Customer the Hourly Rate and applicable surcharges on a monthly basis. Customer must execute the standard CompuServe Business Account and such charges will be billed on an invoice separate from Customer's Network Services invoice. Discount Schedule A will apply to the Hourly Rate.

Additional Enterprise Connect Rates
The Installation Charge for Enterprise Connect is $7,500.

The Enterprise Connect mail feature allows users to compose mail in a native notes format and exchange that mail with other Enterprise Connect users or users that are accessible via the CompuServe Mail Hub. Use of the Enterprise Connect mail feature will be billed at $0.35 per access to the Enterprise Connect mail server and $0.02 per 5000 characters (or fraction thereof) sent or received; depending on the billing option elected by Customer, these charges will be billed to Users or Customer and these charges are not subject to Discount Schedule A or B.

Depending on the billing option elected by Customer, User access to EIL will be billed to Users or Customer at the rates published online, while User access to the CompuServe Information Service will be billed to Users or Customer at the then current rates contained in the Alternative Plan online, and access to other online services provided by CompuServe will be billed to Users or Customer at the then current rates contained online; none of the charges associated with these services will be subject to Discount Schedule A or B.

Obligations of Customer
Customer shall make available its initial content, such as the data and program files, in electronic or machine readable form for the initial release of Enterprise Connect.

Customer shall install its information and maintain its availability on CompuServe's systems and will update the contents on a regular basis. CompuServe will use reasonable efforts to make the initial release of Enterprise Connect available within forty-five (45) days following CompuServe's receipt of Customer's order for this service.

Customer shall undertake procedures, including those reasonably requested by CompuServe, to virus protect files uploaded to Enterprise Connect.

Customer shall be responsible for all activities of its employees and agents while using EIL, the CompuServe Information Service, or other online services provided by CompuServe. Customer shall require all Users to sign-up for Enterprise Connect using a Sign-up Kit. Use of EIL, the CompuServe Information Service, or other online services provided by CompuServe, is subject to the terms of the CompuServe Information Service Agreement Terms and Operating Rules or other applicable agreement and is not governed by the Network Service Agreement.

Customer  grants  CompuServe  a  worldwide  license  to  distribute   Customer's
information contained in Enterprise Connect to Users.

Obligations of CompuServe
CompuServe will provide disk storage, at a level it reasonably determines to be appropriate, on CompuServe's systems at no additional charge to Customer.

CompuServe shall provide Customer with up to two hundred (200) Sign-up Kits, ordered in increments of twenty-five (25), at no incremental charge. CompuServe may, in its sole discretion, provide additional Sign-up Kits at no additional charge. The parties may agree to a price for the additional Sign-up Kits.

Advertising, Promotion, and Ownership
Neither Customer nor CompuServe shall present or permit any advertising or promotional material which makes reference to the other party or Enterprise Connect without prior written approval of the other party. Approval shall not be unreasonably withheld and must be communicated within a reasonable amount of time. Neither party obtains rights to information provided by the other or by any third party solely by its use of the information in performing its obligations or exercising its rights under the Network Services Agreement.

Customer Warranties
With respect to the Enterprise Connect for Lotus Notes service, Customer warrants that (a) the conduct of, and the information provided by, Customer or Users does not and will not infringe upon or violate any trademark, copyright, patent, trade secret, or other proprietary right, and (b) the information provided by Customer or Users is either the property of Customer or User or the subject of a sufficient grant of license rights.

Indemnification
With respect to the Enterprise Connect for Lotus Notes service, Customer shall indemnify and hold harmless CompuServe and its employees, agents and service providers against any third party claim or action (together with expenses, including but not limited to reasonable attorneys' fees) brought against CompuServe based on or resulting from: (a) Customer's breach of its obligations; or (b) information originating with, or furnished hereunder by, Customer, Users, or their respective agents or employees, including any claim of libel, defamation, invasion of privacy, or infringement of any trademark, copyright, patent, trade secret, or other right, except to the extent the claim or action results from the knowing and willful misconduct of CompuServe. The first sentence of paragraph 7.2 of the Agreement Terms and Conditions does not apply to claims or actions (or associated expenses) brought against Customer, any User, or its respective employees or agents, to the extent that the claim or action arose out of such person's use of EIL, the CompuServe Information Service or the Public Service.

Mosaic Direct
The Enterprise Connect for WWW/Mosaic Direct ("MD Service") consists of: (i) access to information provided by Customer stored on a Customer provided server by Customer's Users through the CompuServe Network and CompuServe Internet Protocol processors and communications equipment, and (ii) CompuServe's Windows based Mosaic World Wide Web Browser communications package, configured with Customer's universal resource locator at the time this service is ordered, Customer specified hot lists (including Spry and CompuServe universal resource locators), the splash screen graphic artwork provided by Customer, and a reasonable amount of text provided by Customer that appears during installation (collectively the "Dial Product"), and (iii) access to the Internet, and (iv) at CompuServe's option, access to the CompuServe Information Service or other CompuServe services.

With regard to the MD Service, the term "Users" means individuals that obtain the Dial Product from Customer and access the MD Service.

Users will be billed by CompuServe and will be charged a Monthly Fee of $9.95 plus applicable surcharges for up to seven (7) hours of access per month to the MD Service through the CompuServe Network. For access that exceeds seven (7) hours per month Users will be charged an Hourly Rate of $1.95 plus applicable surcharges billed in one (1) minute increments. Charges associated with the Monthly Charge and $1.95 Hourly Rate apply toward Customer's Monthly Minimum. Neither Discount Schedule A nor B apply to the Monthly Fee or $1.95 Hourly Rate. Users will be charged CompuServe's then current rates for access to the CompuServe Information Service and other CompuServe services.

Obligations of Customer
Customer shall provide and maintain the content of its information and its availability on the MD Service. Customer shall actively market and promote, at its sole expense, the distribution of the Dial Product and the use of the MD
Service. Customer specific marketing obligations shall be contained in a mutually agreed upon written attachment to this Agreement.

Customer shall distribute the Dial Product with the User agreement provided by CompuServe.

Except for mutually agreed upon references, neither the Customer nor CompuServe shall present or permit any advertising or promotional material which makes reference to the other's products or services, or trademark, logo or similar symbol, without prior written approval by the other party. All advertising or promotional material which makes reference to the other party's products or services must be approved by that party before final release. Approval shall not be unreasonably withheld and must be communicated within a reasonable amount of time.

Customer agrees it will notify CompuServe three (3) months prior to changing its universal resource locator.

Customer agrees that CompuServe is and shall remain while this Agreement is in force the exclusive provider of access to the MD Service and the exclusive provider of the Dial Product.

CompuServe reserves the right to terminate Customer's MD Service upon one (1) month prior written notice to Customer should ten percent (10%) or more of the total charges generated under the MD Service remain uncollectible for any two
(2) consecutive months that Customer's MD Service is in effect; should Customer remit payment for all of these charges to CompuServe before the end of one (1) month, then Customer's MD Service will not be terminated. CompuServe reserves the right to suspend or terminate access to Customer's MD Service for any User if any payment due is not made within one (1) month after the billing date.

Distribution
CompuServe grants to Customer, a limited non-exclusive license to distribute the Dial Product in connection solely with the MD Service.

Customer shall have no right to make or authorize any further copies of the Dial Product or any portion thereof, nor any right to decompile, disassemble, reverse engineer, or make or distribute any other form of, or derivative work from the Dial Product.

CompuServe grants Customer a limited, non-exclusive license to use the Mosaic Direct trademark in connection with the MD Service.

Order and Shipping
The minimum initial and reorder quantity is ten thousand (10,000) Dial Product diskettes. Customer will be charged $1.00 for each Dial Product diskette. The label on each diskette may, at Customer's request, include Customer's logo as contained in artwork supplied by Customer. Shipment shall be via ground transportation at CompuServe's expense.

Customer Warranties
Customer warrants that the information on its server(s) which is presented to Users is and will be reliable, and does not and will not (i) infringe upon or violate any copyright, patent, trade secret, or other proprietary right; (ii) libel, defame, slander, invade the privacy of, or violate the publicity rights of any person; or (iii) violate any applicable law or regulation.

CompuServe Warranties, Limitations on Liability
In addition to the warranty contained in Paragraph 6.1 of the Agreement Terms and Conditions, CompuServe warrants that any physical medium on which the Dial Product is distributed and the documentation are free from defects in materials and workmanship. CompuServe will replace defective media or documentation provided they are returned to CompuServe within two (2) months of the date of delivery. Should the Dial Product fail to perform in substantial compliance with documentation supplied by CompuServe, CompuServe will replace such copies with copies that do perform in substantial compliance upon Customer's explanation of the defect and return of all copies of the Dial Product and documentation. If this remedy fails, Customer's sole remedy shall be to terminate the use of the MD Service and to receive a pro-rated refund of the fees paid based on the percentage of non-complying copies, less any royalties paid to Customer. With regard solely to the MD Service, the remedies contained in this paragraph are in lieu of the remedies contained in Paragraph 6.4 of the Agreement Terms and Conditions.

Relationship and Indemnification
The relationship between Customer and CompuServe shall be that of buyer and seller, as independent contractors. Nothing contained in this Agreement shall constitute the Customer being the outlet, partner, broker, employee, servant or agent of or for CompuServe.

Neither party hereto shall have the right to make any warranties or incur any liabilities or obligations on behalf of or binding upon the other party.

With regard solely to the MD Service, the following replaces Paragraph 7.2 of the Agreement Terms and Conditions:

Each party shall indemnify the other party and the other party's directors, officers, employees and agents from any and all claims, or allegations of conduct, that would constitute a breach by such party of any obligation or term, condition or warranty under this Agreement and any demands, liabilities and expenses, including reasonable attorney fees, resulting from the claim. This indemnification does not apply to the extent the claims, demands, liabilities or expenses result solely from the gross negligence or willful misconduct of the party seeking indemnification.

CompuServe agrees to indemnify Customer for any monetary damages and costs finally awarded against Customer by a court of competent jurisdiction in connection with a finding that the Dial Product, when properly used in the United States in accordance with CompuServe's specifications, infringes upon a currently issued United States' patent or copyright, provided that CompuServe is given prompt written notice of any such claim. Whether or not a claim has been brought, Customer shall indemnify CompuServe for all damages, costs, and reasonable attorneys' fees arising from any such claim of infringement after CompuServe has notified Customer that a revised version of the Dial Product is available, if such claim would have been lessened or avoided by the use or sale of such revised version. This indemnification does not apply to claims arising from modifications Customer makes to the Dial Product.

THE FOREGOING STATES COMPUSERVE'S SOLE LIABILITY, AND CUSTOMER'S SOLE REMEDY, FOR INFRINGEMENTS OF THE RIGHTS OF OTHERS WITH RESPECT TO THE DIAL PRODUCT.

The MD Service Relationship and Indemnification section of this Network Services Rate Schedule will survive the termination of this Agreement, regardless of the reason for termination.

Export of Dial Product
Customer is advised and acknowledges that the export of the Dial Product is subject to compliance with United States export control law. Customer warrants that it is not subject to any order suspending, revoking or denying its export privileges and assures CompuServe that neither the Dial Product acquired from CompuServe, nor any product, service or process produced by the use of Dial Product, is intended to be, or shall be, shipped or otherwise exported except in full compliance with all United States and foreign laws, regulations and orders applicable to the export of such items.

                            End-User Billing Services

End-User Billing Services are available for asynchronous dial access to the CompuServe Network.

Information AllianceSM
Information Alliance is a service by which access to a Customer host is billed directly to End-Users. Each End-User has a CompuServe User Identification number (User ID) and a unique password to access Customer and CompuServe (CIS) provided services.

CompuServe reserves the right to terminate Information Alliance services upon at least one (1) month prior written notice to Customer should ten percent (10%) or more of the total charges generated under Customer's End-User Billing Service remain uncollectible for any two (2) consecutive months that Information Alliance services are available. Should Customer remit payment for these charges to CompuServe within one (1) month, then Information Alliance services will remain available. CompuServe reserves the right to suspend or terminate access to both Customer and CompuServe provided services to any End-User if any payment due is not made within one (1) month after the billing date. Each End-User is subject to the CompuServe Information Services Agreement Terms and Operating Rules.

Monthly Revenue Guarantee and Rates
End-User Billing Services require a Monthly Revenue Guarantee of at least $3500. The Monthly Revenue Guarantee is not eligible towards and is separate from Customer's Monthly Minimum. Total Premium Service Surcharges, for access to Customer provided services, less Royalty payments (if any), must equal or exceed Customer's Monthly Revenue Guarantee or Customer will be billed the difference.

End-Users will be billed at the then current standard CIS rates, as published online, plus a $4.00 per hour Premium Service Surcharge for access to the Customer provided service.

The Premium Service Surcharge is an hourly rate for 300bps up to 57.6Kbps, where available, asynchronous dial access to Customer provided services. The Premium Service Surcharge includes all characters/packets that are transmitted or received during Information Alliance sessions. Connect-time is billed in one (1) minute increments. End-Users will be billed any applicable charges and surcharges as contained online on CIS for access to either Customer or CompuServe provided services. All End-User charges will be billed weekly or monthly to each End-User depending upon the billing option elected by the End-User.

CompuServe Information Manager "One-Step" Kit
CompuServe will provide Customer with One-Step Kits to be used by End-Users to complete the End-User sign up process. One-Step Kits contain unique serial and agreement numbers for use by End-Users in the End-User sign up process to obtain a unique User ID and initial password. One-Step Kits are provided in blocks of four hundred (400). Each One-Step Kit includes the then current CIS usage credit amount which will be applied to the End-User's access to CIS.

Product Name           Quantity                                  Charge
One-Step Kits          First 400                              No Charge
                       Each Additional 400                         $800

Royalty Option
At Customer's option, Customer may notify CompuServe of a dollar-per-hour amount for a Premium Adjustment to be added to the Premium Service Surcharge. The percentage amount of such Premium Adjustment that will be paid by CompuServe to Customer as a Royalty is eighty percent (80%) of the Premium Adjustment.

End-User access to Customer provided services or User IDs which do not generate revenue, including but not limited to an End-User's access resulting from purchase of pre-validated User IDs for which no additional connection or account charge is levied, use for demonstration, in-house use by CompuServe employees, or any use related to uncollectible amounts or credits, will not be subject to any Royalty payment.

CompuServe will make payment to Customer of Royalty due within two (2) months following the end of the month in which the related charges are billed to the End-Users by CompuServe.

Links
Only CompuServe provided links will be connected to Customer's host computers to enable access to the Customer provided services.

Additional Terms and Conditions
Customer agrees to distribute One-Step Kits at its sole expense and not to resell them as stand-alone items.

Customer agrees to make available through CompuServe all improvements and updates to Customer provided services which Customer makes or acquires while Customer is utilizing the Information Alliance service. Customer agrees to reference CompuServe in all Customer produced marketing materials that promote the Customer provided services; all references to CompuServe must be approved by CompuServe prior to Customer's distribution of such materials. Should Customer desire to suspend or terminate any End-User access to Customer provided services, Customer will provide the End-User with written notice, copying CompuServe on this notice, prior to suspending or terminating End-User's access.

                               Additional Charges

Monthly Account Charge
Product Name                          Monthly Charge
Monthly Account Charge                $300

Each Network Services account incurs a Monthly Account Charge. This includes all User Identification Codes (UICs) and Host Name network addresses. Also included, if elected, are the following reports: Detail of Usage by Session, Summary of Usage by UIC, Summary of Usage by Node of Origin, Summary of Usage and Charges by Host, Summary of Usage and Charges by UIC, FRAME-Net Charges by Site, FRAME-Net PVC Utilization Report.

These reports are available in a private online area. Additional reports are available for additional charges.

Moves and Changes
Currently installed links, units of equipment, or services can be moved or changed (such as an upgrade to a higher speed).

If a telephone company is dispatched, standard CompuServe Installation Charges for each unit of equipment, link, or service will be billed to Customer. If a telephone company is not dispatched, the following charges will be billed to
Customer: $500 if the move or change occurs in Region A; $1,000 if the move or change occurs in Region B; or $1,500 if the move or change occurs in Region C or Rest of World.

CompuServe will waive the above charge if the move and/or change is ordered and performed simultaneously, at the same site, with the installation of any new hardware or service.

Pre-installation Cancellation Fee
In the event Customer cancels its Agreement or order after acceptance by CompuServe, but before the network link and equipment are installed, CompuServe reserves the right to bill Customer a one-time $1,000 Pre-installation Cancellation Fee.

Non-Business Hour Charges
CompuServe reserves the right to impose a charge equal to twice the standard charge for any Installations, Moves or Changes during CompuServe's Non-Business Hours (example: $1,900 to install a DNL9.6 in France during CompuServe's Normal Business Hours, $3,800 to install that DNL9.6 during Non-Business Hours.) CompuServe's Normal Business Hours are 8:30AM-5:00PM local time, Monday-Friday, excluding CompuServe designated holidays.

                                   APPENDIX A
Worldwide Access Service Descriptions/Definitions
Service Descriptions/Definitions
CompuServe
Western Europe          Any CompuServe point of presence in Western Europe
                        currently including: Austria, Belgium, Denmark, France,
                        Germany, Ireland, Italy, Luxembourg, the Netherlands,
                        Spain, Sweden, Switzerland, and the UK.  Access from any
                        CompuServe point of presence in Western Europe that may
                        become available in the future (such as Finland, Greece,
                        Norway or Portugal) will be subject to the surcharges
                        indicated in the Gateway Access Surcharge table, unless
                        CompuServe issues written notice stating otherwise.
CompuServe USA, Canada, Any CompuServe point of presence in the USA, Canada or
                        Puerto Rico
Puerto Rico
CompuServe Japan        Any CompuServe point of presence in Japan.
CompuServe Mexico       Any CompuServe point of presence in Mexico.
CompuServe Pacific      Any CompuServe point of presence in Hong Kong and in
                        Pacific Rim locations that may become available in the
                        future such as Singapore.
AFRICANET               Access from any of the following African countries via
                        SCITOR's network using the CompuServe NUI 19730001:
                        Angola, Cameroon, Cape Verde, Ivory Coast, Egypt, Ghana,
                        Malawi, Nigeria, Reunion, Sierra Leone, South Africa,
                        Swaziland, Togo, Zambia*
AUSTRALIA-Connect       Access to the FALNET network in Australia or New Zealand
                        or from the FALNET network in Australia or New Zealand
                        using the CompuServe mnemonic
CANADA-Connect          Access from Datapac in Canada using the CompuServe
                        NUA 29400138.
EURO-Connect            Access from Infonet nodes in European locations where
                        there is no CompuServe
                        point of presence using the CompuServe mnemonic EURO.
EURO-Connect/ALT        Access from Infonet nodes in European locations where
                        there is a CompuServe
                        point of presence, using the CompuServe mnemonic EURO.
EURONET                 Access from any of the following European countries via
                        SCITOR's network using the CompuServe NUI 19730001:
                        Andorra, Bosnia/Herzegovina, Bulgaria,Croatia, Czech
                        Republic, Finland, Gibraltar, Greece, Hungary, Iceland,
                        Italy,Liechtenstein, Luxembourg, Malta, Monaco, Norway,
                        Poland, Portugal, Russia, San Marino, Slovak Republic,
                        Turkey, Yugoslavia.*
FT Austria-Connect      Access from France Telcom in Austria
FT Belgium-Connect      Access from France Telcom in Belgium
FT Denmark-Connect      Access from France Telcom in Denmark
FT Finland-Connect      Access from France Telcom in Finland
FT France-Connect       Access from France Telcom in France
FT Germany-Connect      Access from France Telcom in Germany
FT Ireland-Connect      Access from France Telcom in Ireland
FT Italy-Connect        Access from France Telcom in Italy
FT Luxembourg-Connect   Access from France Telcom in Luxembourg
FT Netherlands-Connect  Access from France Telcom in Netherlands
FT Norway-Connect       Access from France Telcom in Norway
FT Portugal-Connect     Access from France Telcom in Portugal
FT Romania-Connect      Access from France Telcom in Romania
FT Spain-Connect        Access from France Telcom in Spain
FT Sweden-Connect       Access from France Telcom in Sweden
FT Swiss-Connect        Access from France Telcom in Switzerland
FT UK-Connect           Access from France Telcom in The United Kingdom
GERMANY-Connect         Access from DATEX-P in Germany using the CompuServe
                        NUA R 4569002330.
GUAM-Connect            Access from PACNET in American Samoa, Guam or Saipan
                        using the CompuServe mnemonic CNSG.
HUNGARY-Connect         Access from CompuServe in Hungary.
IRELAND -Connect        Access from Eirpac in Ireland using the CompuServe
                        NUA R37456178.
ISRAEL-Connect          Access from Isranet in Israel using the CompuServe
                        NUA 3300014619, or from
                        Trendline in Israel to the CompuServe NUA .CNS.

ITALY-Connect           Access from SEVA in Italy using the CompuServe NUA
                        CSERVE-41.
JAPAN-Connect           Access to the FENICSII, III or IV network in Japan or
                        from the FENICS II, III or IV network in Japan using the
                        CompuServe mnemonic C CNSJ.
LATINET                 Access from any of the following Latin Americancountries
                        via SCITOR's network using the CompuServe NUI 19730001:
                        Bolivia, Chile, Peru, Venezuela*
MEXICO-Connect          Access from IUSANET in Mexico using the CompuServe NUA
                        CALL CNSM.
PACIFICNET              Access from any of the following Pacific Rim/Asian
                        countries via SCITOR's network using the CompuServe NUI
                        1973001: Philippines, Sri Lanka, Taiwan.*
PTT-Connect             Prepaid access from worldwide PTT networks via
                        International Record Carriers.
S.KOREA-Connect         Access from POS-Net in South Korea using the CompuServe
                        mnemonic CNS.
SWED020-Connect         Toll-free (020) access to CompuServe in Sweden.
SWITZERLAND-Connect     Access from Telepac in Switzerland using the CompuServe
                        NUA R67911303.
TAIWAN-Connect          Access to or from TTN-NET in Taiwan using the CompuServe
                        mnemonic CNST.
UK-Connect              Access from Mercury 5000 in the UK using the CompuServe
                        mnemonic, ,UKCNS or access from GNS Dialplus in the UK
                        using the CompuServe mnemonic UKCNS.
VENEZUELA-Connect       Access from Venezuela-Net in Venezuela.
WORLD-Connect           Access from Infonet nodes in non-European locations
                        where there is no CompuServe point of presence using the
                        CompuServe mnemonic CPS.
WORLD-Connect/ALT       Access from Infonet nodesin non-European locations where
                        there is a CompuServe point of presence or a preferred
                        mode of access (such as AUSTRALIA-Connect in Australia)
                        using the CompuServe mnemonic CPS.
WORLD-Connect Mexico    Access from Infonet nodes in Mexico using the CompuServe
                        mnemonic CPS.
WORLDNET                Access from any other country via SCITOR's network using
                        the CompuServe NUI 19730001.
Worldwide Outbound      Service Calls destined for any network other than
                        CompuServe's
                        are subject to an outbound surcharge identified by Zone
                        A through Zone D.
Legend:                 NUA - Network User Address
                        NUI - Network User ID

Kilocharacters transmitted and received are rounded separately per session up to the next Kilocharacter. There is a minimum of one Kilocharacter transmitted and one Kilocharacter received per session.

*Please note that access from all of the above countries will not necessarily be available as of April 1, 1996.

                                   Appendix B
Dial Services Worldwide Reference List

EUROPE and MIDDLE EAST
Country/  Service Name (Network)    Country/Location   Service Name (Network)
Location
Andorra     PTT-Connect, Zone C                          PTT-Connect/ALT, Zone B
Austria   CompuServe                      Kazakhstan      Sprintnet
          EURO-Connect/ALT                Latvia          Sprintnet
          FT Austria-Connect              Liechtenstein   PTT-Connect, Zone B
          PTT-Connect Radaus-Data, Zone B Luxembourg      EURO-Connect/ALT
Belgium   CompuServe                                      FT Luxembourg-Connect
          EURO-Connect/ALT                                PTT-ConnectDatanet-1),
                                                                         Zone B
          FT Belgium-Connect              Malta           EURONET
          PTT-Connect (DCS), Zone B       Netherlands     CompuServe
Bulgaria  EURONET                                         EURO-Connect/ALT
          Sprintnet                                       FT Netherlands-Connect
          PTT-Connect, Zone B                             PTT-Connect(Datanet-1)
                                                                        , Zone B
Cyprus    PTT-Connect (CYTAPAC),  Zone B  Norway          EURONET
Czech     EURONET                                         EURO-Connect
Republic
Denmark   CompuServe                                      FT Norway-Connect
          EURO-Connect/ALT                                PTT-Connect (Datapak)
                                                                       , Zone B
          FT Denmark-Connect              Oman            MCI/BT
          PTT-Connect (Datapak), Zone B   Poland          EURONET
Estonia   Sprintnet                       Portugal        EURONET
Finland   EURONET                                         EURO-Connect
          EURO-Connect                                    FT Portugal-Connect
          FT Finland-Connect                              PTT-Connect (Telepac)
                                                                        ,Zone B
          PTT-Connect (Datapak), Zone B   Romania         FT Romania-Connect
France    CompuServe                                      Sprintnet
          FT France-Connect               Russia          EURO-Connect
          EURO-Connect/ALT                                Sprintnet
          PTT-Connect (TRANSPAC), Zone B                  PTT-Connect (IASNET)
                                                                      , Zone C
Germany   CompuServe                      Slovak Republic PTT-Connect
          EURO-Connect/ALT                Spain           CompuServe
          FT Germany-Connect                              EURO-Connect/ALT
          GERMANY-Connect                                 FT Spain-Connect
          PTT-Connect (DATEX-P), Zone B                   PTT-Connect (lberpac)
                                                                       , Zone B
Greece    EURONET                         Sweden          CompuServe
          EURO-Connect                                    SWED020-Connect
          PTT-Connect (Helpac), Zone B                    EURO-Connect/ALT
Greenland PTT-Connect, Zone B                             FT Sweden-Connect
Hungary   HUNGARY-Connect                                 PTT-Connect (Datapak)
                                                                      , Zone B
          EURONET                         Switzerland     CompuServe
          PTT-Connect (Radaus-Wien),Zone C                WITZERLAND-Connect
Iceland   EURONET                                         EURO-Connect/ALT
Ireland   CompuServe                                      FT Swiss-Connect
          IRELAND-Connect                                 PTT-Connect (Telepac)
                                                                      , Zone B
          EURO-Connect/ALT                Turkey          EURONET
          FT Ireland-Connect                              PTT-Connect, Zone B
          PTT-Connect (Eirpac), Zone B    Ukraine         Sprintnet

Israel    ISRAEL-Connect                  UK              CompuServe
          PTT-Connect (Isranet), Zone B                   UK-Connect
Italy     CompuServe                                      EURO-Connect/ALT
          ITALY-Connect                                   FT UK-Connect
          EURONET                                         PTT-Connect, Zone B
          EURO-Connect                    Uzbekistan      Sprintnet
          FT Italy-Connect

AFRICA/ ASIA/ PACIFIC RIM
Country/   Service Name (Network)          Country/       Service Name (Network)
Location                                   Location
Angola     AFRICANET                       Mozambique     PTT-Connect, Zone D
Australia  AUSTRALIA-Connect               Namibia        PTT-Connect
           WORLD-Connect                   New Caledonia  PTT-Connect, Zone D
           PTT-Connect (Austpac/OTC),Zone ANew Zealand    AUSTRALIA-Connect
Bahrain    PTT-Connect Batelco), Zone D                   PTT-Connect (Pacnet)
                                                                      , Zone A
Cameroon   AFRICANET                       Nigeria        AFRICANET
           PTT-Connect                     Papua New      PTT-Connect
China      PTT-Connect (Chinapac), Zone D  Guinea
           WorldNet                        Philippines    PACIFICNET
Djibouti   PTT-Connect                                    WORLD-Connect
Egypt      AFRICANET                                      PTT-Connect
                                                          (ETPI, Philcom),
           PTT-Connect (Egyptnet), Zone B                 Zone B
           French Antilles                 Quatar         PTT-Connect, Zone B
           PTT-Connect (Transpac), Zone B  Reunion        PTT-Connect, Zone B
French     PTT-Connect (Tompac), Zone B    Saudi Arabia   PTT-Connect, Zone D
 Guyana
French     PTT-Connect (Tompac), Zone B    Senegal        PTT-Connect, Zone D
Polynesia                                  Singapore      WORLD-Connect
Gabon      PTT-Connect (Tompac), Zone D                   Sprintnet
Hong Kong  CompuServe                                     PTT-Connect (Telepac)
                                                                     , Zone B
           WORLD-Connect/ALT               South Africa   AFRICANET
           PTT-Connect (IDAS), Zone B                     WORLD-Connect
India      PTT-Connect Zone B                             PTT-Connect (Saponet)
                                                                       , Zone C
Indonesia  WORLD-Connect                   South Korea    S.KOREA-Connect
           Sprintnet                                      WORLD-Connect/ALT
           PTT-Connect (SKDP),Zone B                      PTT-Connect
Ivory CoastAFRICANET                       Sri Lanka      PACIFICNET
           PTT-Connect (Ont), Zone B                      WORLD-Connect
Japan      JAPAN-Connect                   Taiwan         PACIFICNET
           PTT-Connect (Venus-P),Zone B                   TAIWAN-Connect
                                                          WORLD-Connect/ALT
Kenya      PTT-Connect, Zone D                            PTT-Connect
Kuwait     Sprintnet                                      (PACNET/UDAS), Zone C
           PTT-Connect, Zone C             Thailand       WORLD-Connect
Madagascar PTT-Connect, Zone D                            PTT-Connect, Zone C
Malaysia   PTT-Connect, Zone B             Tunisia        PTT-Connect
           WORLD-Connect                   UAE            PTT-Connect (Emdan)
                                                                     , Zone B
Mauritius  PTT-Connect (Mauridata),Zone B  Vanuatu        PTT-Connect
                                           Zimbabwe       PTT-Connect(Britelint)
                                                                      , Zone C
THE AMERICAS
Country/    Service Name (Network)          Country/       Service Name(Network)
Location                                    Location
Alaska      CompuServe                      Honduras       PTT-Connect(Hondutel)
                                                                   , Zone B
            Alaskanet                       Jamaica        PTT-Connect(Jamintel)
                                                                   , Zone B
American    GUAM-Connect                    Macau          PTT-Connect, Zone B
   Samoa
Antigua &   PTT-Connect, Zone B             Martinique     PTT-Connect, Zone B
Barbuda
Argentina   PTT-Connect (ARPAC), Zone B     Mexico         CompuServe
Aruba       WORLDNET                                       MEXICO-Connect
Bahamas     PTT-Connect (Batelco), Zone D                  800-Mexico Connect
Barbados    PTT-Connect (Entel), Zone B                    WORLD-Connect Mexico
Bermuda     PTT-Connect (Cable & Wireless),                PTT-Connect(Tlelepac)
                                                                   , Zone B
            Zone B                          Antilles       WORLDNET
Bolivia     WORLDNET                                       PTT-Connect, Zone D
            WORLD-Connect                   Nicaragua      PTT-Connect(Intelpaq)
                                                                  , Zone B
Brazil      WORLD- Connect                  Panama         PTT-Connect(Intelpaq)
                                                                 , Zone B
            PTT-Connect (Interdata), Zone D Peru           LATINET
Canada      CompuServe                                     Sprintnet
            CANADA-Connect                                 PTT-Connect (Perunet)
                                                                , Zone C
            1-800 Access Canada             Saipan         WORLDNET
            PTT-Connect (Datapac), Zone B                  GUAM-Connect
Cayman      PTT-Connect (Cable & Wireless), Trinidad &     PTT-Connect (Texdat/
                                                                       Datanet),
 Islands                                    Tobago
            Zone B                                         Zone B
Chile       LATINET                                        PTT-Connect, Zone D
            WORLD-Connect                   Turks Island   PTT-Connect, Zone D
            PTT-Connect (Chilepac), Zone B  Uruguay        PTT-Connect (URUPAC)
                                                                       , Zone C
Colombia    Sprintnet                       United States  CompuServe
            PTT-Connect (Telecom), Zone B                  Sprintnet
Costa Rica  PTT-Connect (Rascapac), Zone B                 MCI/BT
Curacao     PTT-Connect, Zone D                            RBOC Networks
Dominican   WORLDNET                        Venezuela      LATINET
Republic    PTT-Connect                                    VENEZUELA-Connect
            WORLDNET                        Virgin Islands PTT-Connect
Guam        GUAM-Connect
Guatemala   PTT-Connect (Guatel), Zone B

                                   Appendix C

The use of Internet Office Professional and Internet Office Navigator is subject to the terms of the Software License Agreement; the use of Internet in a Box is subject to the terms of the Internet in a Box Software License Agreement.

Software License Agreement
THIS IS A LEGAL AGREEMENT BETWEEN YOU AND COMPUSERVE INCORPORATED ("COMPUSERVE"). CAREFULLY READ ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT PRIOR TO OPENING THE SOFTWARE PACKAGE. OPENING THE SOFTWARE PACKAGE INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU DO NOT AGREE TO THESE TERMS AND CONDITIONS, RETURN THE UNOPENED PACKAGE AND ANY OTHER COMPONENTS OF THIS PRODUCT TO COMPUSERVE FOR REFUND. NO REFUND WILL BE GIVEN IF THIS PACKAGE HAS BEEN OPENED OR COMPONENTS ARE MISSING.

1. License. This License Agreement ("Agreement") permits you to use one copy of the specified version of the product you have purchased ("Software") on any single computer, provided the Software is in use on only one computer at any time. If you have multiple Licenses for the Software, then at any time you may have as many copies of the Software in use as you have Licenses. The Software is "in use" on a computer when it is loaded into temporary memory (i.e. RAM) or installed into the permanent memory (e.g., hard disk, CD-ROM, or other storage device) of that computer, except that a copy installed on a network server for the sole purpose of distribution to other computers is not "in use". If the anticipated number of users of the Software will exceed the number of applicable Licenses, then you must have a reasonable mechanism or process in place to assure that the number of persons using the Software concurrently does not exceed the number of Licenses. If the Software is permanently installed on the hard disk or other storage device of a computer (other than a network server) and one person uses that computer more than 80% of the time it is in use, then that person may also use the Software on a portable or home computer.

2. Backup and Transfer. You may make one copy of the Software solely for backup purposes. You may transfer and license the Software to another party if the other party agrees to the terms and conditions of this Agreement and completes and returns to CompuServe a Registration Card available from CompuServe. If you transfer the Software, you must also transfer or destroy the Documentation and backup copy.

3. Copyright. The Software and Documentation are owned by CompuServe, and this product is protected by United States and international copyright laws and international trade provisions. You may not remove, obscure, or alter any notice of patent, copyright, trademark, trade secret or other proprietary rights. You must treat the Software like any other copyrighted material (e.g. a book or musical recording) except that you may either (a) make one copy of the software solely for backup or archival purposes, or (b) transfer the Software to a single hard disk provided you keep the original solely for backup or archival purposes. You may not copy the written materials accompanying the Software, except by prior written permission from CompuServe. All other copies of the Software and Documentation are in violation of this agreement.

This license and your right to use the product terminate automatically if you violate any part of this Agreement. In the event of termination, you must immediately destroy all copies of the product or return them to CompuServe.

4. Term. This license is effective until terminated. You may terminate the Agreement by returning or destroying the Software and Documentation and all copies. You agree upon termination to return or destroy within 5 days all copies of the Software and Documentation and within two (2) weeks after any such termination you must specify in writing to CompuServe, that you have done so through your best efforts and to the best of your knowledge.

5. Limited Warranty. (Disclaimer and Limitation of Liability): CompuServe warrants the media on which the Licensed Programs are provided to be free from defects in materials and workmanship for 90 days after delivery. Defective media may be returned for replacement without charge during the 90-day warranty period unless the media has been damaged by acts or actions of the Licensee or while under its control.

CompuServe does not warrant any object codes contained in the licensed programs furnished to it by its vendors. In the event the Licensee wishes further information about object codes contained in the license programs that are not created by CompuServe but which are used by CompuServe with permission of a vendor, please contact CompuServe.

Due to the complex nature of computer software, CompuServe does not warrant that the Licensed Programs are completely error free, will operate without interruption, or are compatible with all equipment and software configurations. The Licensee expressly assumes all risk for use of the Licensed Programs. Repair, replacement, or refund (at the option of CompuServe) is the exclusive remedy, if there is a defect.

COMPUSERVE MAKES NO OTHER WARRANTIES EXPRESSED OR IMPLIED, WITH RESPECT TO THE LICENSED PROGRAMS (INCLUDING ASSOCIATED WRITTEN MATERIALS), THEIR MERCHANTABILITY, OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT WILL COMPUSERVE BE LIABLE FOR INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATIONS, LOSS OF INCOME, USE, OR INFORMATION, NOR SHALL THE LIABILITY OF COMPUSERVE EXCEED THE AMOUNT PAID FOR THE LICENSED PROGRAMS. THIS LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHERS, WHICH VARY FROM STATE TO STATE.

6. General. You may not sublicense, assign, or transfer the license, Software, or Documentation except as expressly provided in this Agreement. This Agreement constitutes the entire Agreement between you and CompuServe and supersedes any prior written or oral Agreement concerning the contents of this package. It shall not be modified except by written agreement dated subsequent to the date of this Agreement and signed by an authorized CompuServe representative. CompuServe is not bound by any provision of any purchase order, receipt, acceptance, confirmation, correspondence, or otherwise, unless CompuServe specifically agrees to the provision in writing. This Agreement is governed by the laws of the State of Ohio.

7. U.S.  Government  Restricted  Rights.  The  Software  and  Documentation  are
provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19, as applicable. Contractor/manufacturer is CompuServe, 5000 Arlington Centre Blvd., Columbus, Ohio 43220.

Internet In A Box   --   Software License Agreement
THIS IS A LEGAL AGREEMENT BETWEEN YOU AND COMPUSERVE, INCORPORATED ("COMPUSERVE"). CAREFULLY READ ALL THE TERMS AND CONDITIONS OF THIS AGREEMENT PRIOR TO OPENING THE SOFTWARE PACKAGE. OPENING THE SOFTWARE PACKAGE INDICATES YOUR ACCEPTANCE OF THESE TERMS AND CONDITIONS. IF YOU DO NOT AGREE TO THESE TERMS AND CONDITIONS, RETURN THE UNOPENED PACKAGE AND ANY OTHER COMPONENTS OF THIS PRODUCT TO COMPUSERVE FOR REFUND. NO REFUND WILL BE GIVEN IF THIS PACKAGE HAS BEEN OPENED OR COMPONENTS ARE MISSING.

1. License. This License Agreement grants the purchaser of this package one License to use one copy of the specified version of the enclosed CompuServe product ("Software") on any single computer. You may transfer the Software from one computer to another so long as it is not used on more than one computer at a time. You may not transmit the Software from one computer to another in a network or to serve multiple users. Solely for your own backup purposes, you may make a single copy of the Software in the same form as provided to you on the enclosed diskettes. You may not copy any of the enclosed books or printed material (the "Documentation") for any reason.

2. Transfer. You may transfer the License to another party if the other party agrees to the terms and conditions of this Agreement and completes and returns to CompuServe a Registration Card available from CompuServe. If you transfer the License, you must also transfer or destroy all copies of the Software in any form, including the original and backup copies. You have no right to sublicense or loan the Software.

3. Copyright. The Software and the Installation & Configuration Guide are owned by CompuServe. O'Reilly & Associates, Inc. holds all right, title and interest in and to The Whole Internet User's Guide and the Getting Started book. The Software and Documentation are protected by United States and international copyright laws and international treaty provisions. You may not remove, obscure, or alter any notice of patent, copyright, trademarks, trade secret or other proprietary rights.

4. Term. This License is effective until terminated. This License and your right to use the Software terminate automatically if you violate any part of this Agreement. You agree upon termination to return or destroy within 5 days all copies of the Software and to affirm in writing to CompuServe that you have done so.

5. Limited Warranty. (Disclaimer and Limitation of Liability): CompuServe warrants the enclosed diskettes on which the Software is provided to be free from defects in materials and workmanship at the time of delivery to you.

CompuServe has made reasonable checks of the Software to confirm that it will perform in normal use on compatible equipment substantially as described in CompuServe specifications for the Software, as published most recently prior to the delivery of this package to you. However, due to the inherently complex nature of computer software, CompuServe does not warrant that the Software or the Documentation is completely error free, will operate without interruption, is compatible with all equipment and software configurations, or will otherwise meet your needs. ACCORDINGLY, THE SOFTWARE AND DOCUMENTATION ARE PROVIDED AS-IS, AND YOU ASSUME ALL RISKS ASSOCIATED WITH THEIR USE.

AS YOUR SOLE REMEDY FOR ANY BREACH OF WARRANTY, you may return to CompuServe the original copies of the Software and Documentation, along with proof of purchase and any backup copies, for replacement or (at CompuServe's choice) for a refund of the amount you paid for this package, provided the return is completed within 90 days following the delivery of this package to you.

COMPUSERVE MAKES NO OTHER WARRANTIES EXPRESSED OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR THE DOCUMENTATION, THEIR MERCHANTABILITY, OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. ALL WARRANTIES, EXPRESS OR IMPLIED, WILL TERMINATE UPON THE EXPIRATION OF 90 DAYS FOLLOWING DELIVERY OF THIS PACKAGE TO YOU. Some states do not allow limitations on how long an implied warranty lasts, so the above limitation may not apply to you.

IN NO EVENT WILL COMPUSERVE BE LIABLE FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATIONS, LOSS OF INCOME, USE, OR INFORMATION, NOR SHALL THE LIABILITY OF COMPUSERVE EXCEED THE AMOUNT PAID FOR THIS PACKAGE. Some states do not allow the exclusion or limitation of incidental or consequential damages, so the above limitation or exclusion may not apply to you. This warranty gives you specific legal rights, and you may also have others which vary from state to state.

6. General. This Agreement constitutes the entire Agreement between you and CompuServe and supersedes any prior written or oral agreement concerning the contents of this package. CompuServe is not bound by any actions or statements of its independent distributors, nor by any provision of any purchase order, receipt, acceptance, confirmation, correspondence, or otherwise, unless CompuServe specifically agrees to the provision in writing.

7. U.S. Government Restricted Rights. The Software and Documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions as set forth in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 225.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 52.227-19 as applicable.

8. CompuServe Address. Contractor/manufacturer is CompuServe, 5000 Arlington Centre Blvd., Columbus, Ohio 43220.

                                   Appendix D

Note: In the following Gauntlet Firewall Software License Agreement, the term "Agreement" applies solely to this Gauntlet Firewall Software License Agreement.

                        Trusted Information Systems, Inc.

Gauntlet Firewall Software Software License Agreement

1. NOTICE. WE ARE WILLING TO LICENSE THE ENCLOSED SOFTWARE TO YOU ONLY ON THE CONDITION THAT YOU ACCEPT ALL OF THE TERMS CONTAINED IN THIS LICENSE AGREEMENT. PLEASE READ THIS LICENSE AGREEMENT CAREFULLY. BY RUNNING THIS SOFTWARE YOU AGREE TO BE BOUND BY THE TERMS OF THIS AGREEMENT. IF YOU DO NOT AGREE TO THESE TERMS WE ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU, AND YOU SHOULD NOT RUN THE SOFTWARE. IN SUCH CASE, PROMPTLY RETURN THE SOFTWARE (AND HARDWARE, IF PURCHASED TOGETHER) AND ALL OTHER MATERIAL IN THIS PACKAGE ALONG WITH PROOF OF PAYMENT, TO THE AUTHORIZED DEALER FROM WHOM YOU OBTAINED IT FOR A FULL REFUND OF THE PRICE YOU PAID.

2. Ownership and License. This is a license agreement and NOT an agreement for sale. We continue to own the copy of the software contained in this package and all other copies that you are authorized by this Agreement to make (the "Software"). Your rights to use the Software are specified in this Agreement, and we retain all rights not expressly granted to you in this Agreement. Nothing in this Agreement constitutes a waiver of our rights under U.S. Copyright law or any other federal or state law. In this license agreement , "the Software" refers to both the executable modules and the source code.

3.         Permitted Uses. You are granted the following rights to the Software:

          (a) Right to Install and Use. You may install and use the Software on any single Firewall at any single location. If you desire to have a "hot standby computer" you may install the Software on another, unconnected, system. If you wish to use the Software on more than one Firewall gateway, you must either erase the Software from the first system before you install it onto a second or else license an additional copy of the Software for each additional computer on which you want to use it.

          (b) Right to Copy. You may copy the Software for backup, archival, or modification purposes, and you may make an unlimited number of copies of the documentation, provided that TIS's copyright notice appears and provided that the documentation is copied in its entirety;

          (c) Right to Compile or Modify. You may build the Software from source code and reinstall it on the single Firewall for which it is licensed. You may modify the Software to the extent necessary for your own use on a single Firewall; however, TIS must be notified of and agree to any modifications of the Software, or your maintenance agreement, if any, is voided; any modified portion of the Software will continue to be subject to the terms of this Agreement;

           (d) Right to Transfer. You may not rent, lend, lease this Software, or transfer this license to another party.

4.          Prohibited Uses. You may not, without written permission from us:

           (a) Use, copy, modify, merge, or transfer copies of the Software, or documentation except as provided in this Agreement;

           (b) Use any backup or archival copies of the Software or allow someone else to use such copies) for any purpose other than to replace the original copy in the event it is destroyed or becomes defective; or

           (c)          Sublicense, lease, or rent the Software.

5. Limited Warranty. We make the following limited warranties, for a period of one (1) month from the date you acquired the Software from us or our authorized dealer:

           (a) Media. The disks and documentation in this package will be free from defects in materials and workmanship under normal use. If the disks or documentation fail to conform to this warranty, you may, as your sole and exclusive remedy, obtain a replacement free of charge if you return the defective disk or documentation to us with a dated proof of purchase.

           (b) Software. The Software in this package will materially conform to the documentation that accompanies it. If the Software fails to operate in accordance with this warranty, you may, as your sole and exclusive remedy, return all of the Software and the documentation to the authorized dealer from whom you acquired it, along with a dated proof of purchase, specifying the problem, and we will provide you with a new version of the Software or a full refund at our election.

           (c) WARRANTY DISCLAIMER. WE DO NOT WARRANT THAT THIS SOFTWARE WILL MEET YOUR REQUIREMENTS OR THAT ITS OPERATION WILL BE UNINTERRUPTED OR ERROR-FREE. WE EXCLUDE AND EXPRESSLY DISCLAIM ALL EXPRESS AND IMPLIED WARRANTIES NOT STATED HEREIN, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     Some states do not allow the exclusion of implied warranties, so the above exclusion may not apply to you. This limited warranty gives you specific legal rights, and you may also have other legal rights, which vary from state to state.

6. LIMITATION OF LIABILITY. OUR LIABILITY TO YOU FOR ANY LOSSES SHALL BE LIMITED TO DIRECT DAMAGES, AND SHALL NOT EXCEED THE AMOUNT YOU ORIGINALLY PAID FOR THE SOFTWARE. IN NO EVENT WILL WE BE LIABLE TO YOU FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS) EVEN IF WE HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

     Some jurisdictions do not allow these limitations or exclusions,so they may not apply to you.

7. United States Government Restricted Rights. The enclosed Software and documentation are provided with Restricted Rights. Use, duplication or disclosure by the U.S. Government or any agency or instrumentality thereof is subject to restrictions as set forth in subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 48 C. F.R. 252.227-7013, or in subdivision (c)(1) and (2) of the Commercial Computer Software -- Restricted Rights Clause at 48 C.F.R. 52.227-19, as applicable. Contractor Manufacturer is Trusted Information Systems, Incorporated, 3060 Washington Road, Glenwood, MD 21738.

8. Export Controls. You agree that you will not directly or indirectly transfer the Software or documentation to any country to which such transfer would be prohibited by the U.S. Export Administration Act and the regulations issued thereunder.

9. Termination. This license and your right to use this Software automatically terminate if you fail to comply with any provisions of this Agreement, destroy the copies of the Software in your possession, or voluntarily return the Software to us. Upon termination you will destroy all copies of the Software and documentation. Otherwise, the restrictions on your rights to use the Software will expire upon expiration of the copyright to the Software.

10. Miscellaneous Provisions. This Agreement will be governed by and construed in accordance with the substantive laws of Maryland [and not by the 1980 United Nations Convention on Contracts for the International Sale of Goods, as amended]. This is the entire agreement between us relating to the contents of this package, and supersedes any prior purchase order, communications, advertising or representations concerning the contents of this package. No change or modification of this Agreement will be valid unless it is in writing, and is signed by us.

     Canadian Transactions: If you acquired this Software in Canada,you agree to the following:

     The parties hereto have expressly required thatthe present Agreementand its Exhibits be drawn up in the English language. / Les parties aux presentes ont expressement exige que la presentes convention et ses Annexes soient redigees en langue anglaise.

If you have any questions about this Agreement, write to us at (netsec.tis.com); Trusted Information Systems, Inc., 3060 Washington Road, Glenwood, MD 21738,
Attention: Gauntlet Administration; or call us at 301-854-6889.

                                   Appendix E
TERMS AND CONDITIONS QUICK REFERENCE

- ------------ ---------- -----------  ------------------- ------------- ---------
  PRODUCT     TERM PLAN  DISCOUNT        PRODUCT          TERM PLAN    DISCOUNT
                         SCHEDULE                                      SCHEDULE
- ------------ ---------- -----------  -------------------  ------------- --------
- ------------ ---------- -----------  -------------------  ------------- --------
USAGE-Dial      Base     None        FRAME-Net SDLC FRAD           Base       B
- ------------ ---------- -----        -------------------  ------------- --------
- ------------ ---------- -----        -------------------  ------------- --------
FIXED-Dial    Extended     A         FRAME-Net Encrypt         Extended       B
- ------------ ---------- -----         ------------------  ------------- --------
- ------------ ---------- -----        -------------------  ------------- --------
PRIVATE-Dial  Extended     A         Internet Dial             Extended       A
- ------------ ---------- -----        -------------------  ------------- -------
- ------------ ---------- -----        -------------------  ------------- -------
Open Port     Extended     B   IP Client Software Monthly Fee  Extended      B
Arrangement                    for Internet Office Professional
- ----------- ------------ ----  ---------------------------  -----------  -------
- ----------- ------------ ----  ---------------------------  -----------  -------
OP Overflow   Extended     B   IP Client Software one-time     Extended       B
                               purchase price per copy
- ----------- ------------ ----  ---------------------------- ------------- -----
- ----------- ------------ ----  ---------------------------- ------------- -----
800 Access      Base       A   Internet Link                   Extended       B
   USA                         Monthly Fee per PVC
- ----------- ------------ ----- ---------------------------- ------------ -------
- ----------- ------------ ----- ---------------------------- ------------ -------
PRIVATE-Async Extended     A   Internet Link Plus Monthly Fee  Extended       B
                               per PVC
- ------------ ------------ ---- ----------------------------- ------------ ------
- ------------ ------------ ---- ----------------------------- ------------ ------
DNL Monthly   Base         B   IP Link                          Extended
Charge                         FIXED-Dial                                     A
                               DNL                                            B
- ----------- ------------ ----- ------------------------------ ------------- ----
- ----------- ------------ ----- ------------------------------ ------------- ----
MN-PAD         Base       B    IP Link Plus Monthly Fee per PVC Extended      B
- ----------- ------------ ----- ------------------------------ ------------- ----
- ----------- ------------ ----- ------------------------------ ------------- ----
TR-PAD         Base       B    CompuServe Firewall              Extended      B
- ----------- ------------ ----- ------------------------------ ------------- ----
- ----------- ------------ ----- ------------------------------ ------------- ----
ANZ-PAD      Extended     B    Enterprise Connect for Lotus     Extended      A
                               Notes
                               Corporate Business Account Option
- ----------- ------------ ----- ------------------------------ ------------- ----
- ----------- ------------ ----- ------------------------------ ------------- ----
EURO-PAD      Extended    B    Enterprise Connect for Lotus     Extended      B
                               Notes
                               End-User Billing Option
- ----------- ------------ ----- ---------------------------------- --------- ----
- ----------- ------------ ----- ---------------------------------- --------- ----
MN-SWITCH     Base        B           Mosaic Direct               Extended  None
- ----------- ------------ ----- ---------------------------------- --------- ----
- ----------- ------------ ----- ---------------------------------- --------- ----
EURO-SWITCH  Extended     B    CompuMode Protocol Interface       Base        B
- ----------- ------------ ----- ---------------------------------- --------- ----
- ----------- ------------ ----- ---------------------------------- --------- ----
MN-MN         Base       None       Fast & Secure Option          Base     None
- ----------- ------------ ----- ---------------------------------- --------- ----
- ----------- ------------ ----- ---------------------------------- --------- ----
WORLD-FIX    Extended    None  RUMBA Gateway System Monthly       Extended   B
                                            Charge
- ----------- ------------ ----- ---------------------------------- -------------
- ----------- ------------ ----- ---------------------------------- -------------

CompuServe   Base        B     RUMBA End-User Software Monthly    Extended    B
RLA                                         Fee
- ---------- ------------- ------ ---------------------------------- -------------
- ---------- ------------- ------ ---------------------------------- -------------
RLA/RLN       Base       B     RUMBA Add-On Features Monthly Fee  Extended    B
- ---------- ------------- ------ ---------------------------------- -------------
- ---------- ------------- ------ ---------------------------------- -------------
FNL Monthly  Extended    None  RUMBA Maintenance and Upgrade      Extended    B
Circuit Charge                                                    Option
- ----------- ------------ ------ ---------------------------------- -------------
- ----------- ------------ ------ ---------------------------------- -------------
FNL Monthly Extended     B      DNL Dial Backup                   Base        B
Port Charge
- ----------- ----------- -------- --------------------------------- -------------
- ----------- ----------- -------- --------------------------------- -------------
Bandwidth   Extended     B       Secondary Site DNL Backup        Base        B
MonthlyCharge                                                     Services
- ----------- ----------- -------- --------------------------------- -------------
- ----------- ----------- -------- --------------------------------- -------------
Bandwidth   Extended     B       FNL Backup 56                    Extended   B
Monthly Surcharge
- ------------ ---------- -------- --------------------------------- -------------
- ------------ ---------- -------- --------------------------------- -------------
FRAME-Net   Base         B       End-User Billing Services        Extended    A
Router
- ----------- ----------- --------- -------------------------------- -------------
- ----------- ----------- --------- -------------------------------- -------------
FRAME-Net  Base          B       Monthly Account Charge            Base       B
FRAD
- ----------- ----------- --------- -------------------------------- -------------
- ----------- ----------- --------- -------------------------------- -------------
Transaction Extended     None
Services
- -------------------- ------------ ---------------- ------------- ---------------

Note: Products or Services listed as Base can also be ordered and discounted for Extended Term Plan Customers.
CompuServe

                     -----------------------------------------------------------
                     Agreement Terms
                     and Conditions
================================================================================
CompuServe Incorporated ("CompuServe") will furnish on a contention basis and Customer will purchase Services under these terms and conditions:

1. Term of Agreement
          1.1 The term is from (i) the first day of the month after Customer has been provided network, interfaces and software to enable access to services, or (ii) completion of any Implementation Program. If Customer elects the Base Term Plan, this Agreement terminates upon at least one (1) month written notice. If Customer elects an Extended Term Plan, this Agreement automatically renews on completion of the initial and subsequent terms at the then current rates and conditions for consecutive one (1) year terms unless terminated upon written notice to the other party at least one (1) month prior to the end of a term. For the month in which termination becomes effective, Customer will pay the greater of the accrued charges or the Monthly Minimum.

          1.2 Customer may elect a renewal term equal to or greater than Customer's initial Extended Term Plan, with a Monthly Minimum at least equal to the Monthly Minimum in effect at the end of the initial Extended Term Plan, at the same rates and conditions as Customer's initial Extended Term Plan, upon written request to CompuServe at least one month prior to the end of a term and written approval of such renewal term, rates, and conditions by an authorized representative of CompuServe.

2. Rate
          2.1 If Customer elects an Extended Term Plan, during the initial term CompuServe will not increase rates for any service unless (i) there is a FCC or other regulatory agency reclassification of CompuServe's status as a data network service provider, or (ii) a regulated supplier of CompuServe imposes a rate increase; in such event, CompuServe reserves the right to pass through to Customer such an increase and any associated increase in CompuServe's cost to provide a service upon at least two (2) months prior written notice. Within one (1) month of such notice, Customer may terminate this Agreement by written notice. This termination will take effect on the date of the proposed rate modification. If Customer elects a Base Term Plan, CompuServe may increase a rate for any service upon one (1) month prior written notice.

          2.2 Customer shall pay the sum of (i) the greater of the Monthly Minimum or charges for Eligible Services (net of discounts); (ii) charges for other than Eligible Services; and (iii) any federal, state, or local sales, use and other taxes however designated, imposed on Customer's usage (exclusive of any taxes based upon CompuServe's income).

3. Payment     Charges for services and supplies  provided  under this Agreement will normally be invoiced  following the end of each month. Terms
               of  payment  on  all  charges  are  net,   thirty  (30)  days  at
               CompuServe's home office in U.S. dollars. If payment is not received within five (5) business days following written notice, CompuServe may suspend its performance under, or terminate, this Agreement.

4.   Customer
     Responsibilities
          4.1 Customer is responsible for equipment (such as computers and modems) and telephone service required for access to CompuServe's services.

          4.2 Customer is responsible for the accuracy and adequacy of computer equipment, programs and data it furnishes or transmits, for use of the output it obtains, for maintaining procedures external to the network system for reconstruction of lost data or programs and for satisfying its requirements for accuracy of system output. Reasonable precautions are taken to prevent loss, alteration, or improper access to Customer's computer equipment, programs and data, but CompuServe does not guarantee accuracy or security.

          4.3 Some services require computer equipment (such as modems and switches) or software to be installed on Customer's premises. Customer will provide facilities and security for proper operation and maintenance of, and will not alter, move, connect, or disconnect this equipment and software without first calling and obtaining oral approval from CompuServe's Network Control Center. CompuServe shall not be responsible for any damages or liability which could have been avoided if Customer fails to provide prompt written notice following such oral notice to CompuServe.

          4.4 CompuServe agrees to terminate links and install equipment at non-customer owned or operated third party data centers. Customer agrees:

                    4.4.2To advise CompuServe in writing of the name and locatio of the third party data center when Customer orders a link or equipment to be installed into such a data center.

                    4.4.2To arrange  access to such a data center for CompuServe service personnel on an as needed basis.

                    4.4.3To pay any  charges  associated  with  access to such a data center by CompuServe service personnel.

                    4.4.4To  hold   CompuServe   harmless  if   restoration   of
                         CompuServe services is delayed due to delays CompuServe service personnel encounter accessing such a data center.

5.   Performance and
     Improvements
               CompuServe may make or permit changes in the services and supplies provided under this Agreement. If CompuServe makes a change which has a material adverse effect on Customer's operations, Customer may cancel this Agreement after written notice which states with particularity the reason for termination, provided CompuServe does not cure or remedy this condition within one (1) month. All discoveries, improvements, adaptations, or developments relating to the services and supplies provided by CompuServe under this Agreement are and shall remain the exclusive property of CompuServe. If Customer can demonstrate that there has been a material degradation in the services provided by CompuServe and that this degradation has a material and adverse effect on Customer's operations, Customer may, as its sole remedy, cancel this Agreement, and not be subject to future Monthly Minimums, three (3) months after written notice is provided to CompuServe which states with particularity the reason for termination, provided CompuServe does not cure this condition within this three (3) month period.

6.   Warranties,
     Disclaimers,
     Limitations on
     Liability

          6.1 CompuServe will use reasonable care in providing services and supplies under this Agreement. Except for maintenance and periods of shut-down caused by equipment, system or power failure, or other causes beyond the reasonable control of CompuServe, the systems will be operational twenty-four (24) hours a day.

          6.2 Other than those warranties which are implied by or incapable of exclusion, restriction or modification under applicable law, there are no warranties, express or implied, including, without limitation, those of merchantability and fitness for a particular purpose or intended use. In no event shall a party be liable for lost profits or special or consequential damages or be liable for any loss, injury or damage resulting in whole or in part from acts of God or public authorities, fire, theft, or any other causes beyond the reasonable control of that party, except to the extent such damages are incapable of limitation under applicable law.

          6.3 Upon the discovery of facts which reasonably indicate CompuServe has failed to perform its obligations under this Agreement, been negligent, or breached a legal duty, Customer shall (i) promptly notify CompuServe of such facts by telephone, and (ii) further notify CompuServe in writing within one (1) month of such discovery. The unreasonable failure to give the foregoing notices shall constitute an irrevocable waiver of all claims Customer has against CompuServe with respect to such incident and be an absolute bar to the institution of any actions based on such claims.

          6.4 If notification is given to CompuServe as required by paragraph 6.3, CompuServe will compensate Customer in an amount up to one
               (1) month's charges applicable to the service(s) directly involved for each month there is a failure of performance, negligence, or breach. The remedy in this paragraph is Customer's sole and exclusive remedy and recovery.

7.   Third Parties
          7.1 This Agreement is not assignable by either party without the other party's prior written consent which will not be unreasonably withheld; provided, a change in control or transfer of substantially all corporate or division assets shall not be considered an assignment under this provision. Customer shall not resell or allow third parties to use the services provided under this Agreement unless Customer or Customer's clients, suppliers, distributors, subsidiaries, or affiliates have sufficient rights to the data, information or services for such use apart from this Agreement, which rights Customer hereby warrants.

          7.2 Except to the extent the claims result from (a) the indemnified party's unauthorized or improper use of any confidential or proprietary information or (b) the indemnified party's negligence or breach of a legal or contractual duty: (i) CompuServe will indemnify and hold harmless Customer and its affiliates from all claims made by CompuServe's associates, suppliers and licensors, and (ii) Customer will indemnify and hold harmless CompuServe from all claims made by Customer's employees, subsidiaries, affiliates, clients or customers or their employees, clients or customers. "Claims" means all claims, causes of action, judgments, damages, costs or expenses, including without limitation, reasonable attorneys' fees and court costs, related to this Agreement or the services provided under it.

8.   Confidential
     Information
          8.1. "Confidential Information" is any information relating to the business of the disclosing party: (i) of which the receiving party becomes aware because of its performance of this Agreement;
               (ii) which is not generally known by the disclosing party's competitors; and (iii) which is treated as confidential by the disclosing party. Neither party may disclose or use any of the other party's Confidential Information, except to the extent necessary to perform or to exercise rights under this Agreement, or with the consent of the other party, which consent shall not be unreasonably withheld. Confidential Information remains the sole property of the original owner and the parties shall exercise reasonable care to maintain its confidentiality. Each party shall use reasonable care to prevent its employees and agents from violating this restriction.

          8.2 The following are examples of Confidential Information: (i) information in any form, such as product developments, specifications, protocols, formulas, methods, techniques, concepts, plans, ideas, programs and documentation and business, marketing and financial information; (ii) the terms of this Agreement and all proposals and discussions relating to it, whether oral or reduced to writing; (iii) business information that is not generally disclosed to the public; (iv) information which has been specifically designated as being confidential or secret; (v) information that is deemed to be a trade secret, or have similar status; and (vi) copies, in any medium, of any of the above.

          8.3. Confidential Information does not include information that: (i) is or becomes generally available to the public other than by unauthorized disclosure by the receiving party; (ii) was known to the receiving party at the time of disclosure from a source other than the disclosing party and this knowledge is shown in the receiving party's written records; (iii) is or becomes known to the receiving party, and the receiving party can show that it knows of no restriction on disclosure binding on the source; or
               (iv) is independently developed by the receiving party without using the disclosing party's Confidential Material. If a party is compelled to disclose Confidential Information under the authority of a court or governmental agency, the compelled party shall promptly notify the other party. The other party shall have the opportunity to object to the compelled disclosure. To the extent that the other party secures a legally enforceable protective or equivalent order and delivers the order to the compelled party, the compelled party shall comply with the order.

9.   General
          9.1 Notwithstanding any acknowledgment, any provision or condition in any Customer purchase order, voucher or other memorandum, or CompuServe invoice, which is in any way inconsistent with, or adds to, the provisions hereof is null and void.

          9.2 No modifications of this Agreement or waiver of any of its terms will be effective unless set forth in a written document signed by authorized representatives of Customer and CompuServe.

          9.3 The services provided under this Agreement are those currently available from CompuServe.

          9.4 If any term of this Agreement is held to be invalid, the remainder of the Agreement will remain in force. In such event, the parties shall use their good faith efforts to replace the invalid provision with a valid provision which tries to reach results comparable to those intended by the invalid provision.

          9.5 This Agreement shall be considered performed in Ohio and all questions regarding the validity, intention or meaning of this Agreement or any modifications of it will be construed and resolved under the laws and in the courts of Ohio.

          9.6 If a dispute arises which is not resolved by the personnel directly involved, the parties shall each designate an executive officer, who has no direct operations responsibility for the subject matter of the dispute, and who is authorized to investigate, negotiate, and settle the dispute. If the disinterested officers are unable to settle the dispute within one (1) month (or an extended period if they so agree), the matter shall proceed to mediation with a mediator agreed upon by the parties from a list of mediators provided by the Center for Public Resources. The parties agree to participate in the mediation in good faith, to endeavor to complete it within two
               (2) months, and share equally the mediator's fees and expenses. Either party may file suit or seek temporary injunctive relief in court if in its judgment such action is necessary to avoid expiration of an applicable statute of limitations, or necessary to preserve the status quo or to prevent irreparable damage. The parties agree that such court action will otherwise be stayed or postponed until these Dispute Resolution Procedures have been exhausted. Paragraphs 6 and 7 of this Agreement Terms and Conditions are not waived or modified by these Dispute Resolution Procedures.

          9.7 This term service Agreement has been negotiated by the parties in order to meet the specialized needs and requirements of each party. CompuServe does not intend to act in the capacity of a common carrier in offering the enhanced services provided under this negotiated Agreement.

          9.8 The following paragraphs will survive the termination of this Agreement, regardless of the reason for termination: 3, 4, 5, 6, 7, 8, and 9.

          9.9 Each party shall conform to all applicable laws, government rules and regulations related to its performance of this Agreement.

          9.10 This Agreement, which includes the Agreement Terms & Conditions, Network Services Rate Schedule, Network Services Agreement Customer Elections, and any Attachment or Amendment attached to this Agreement, is the entire and only agreement between the parties and supersedes all prior and contemporaneous oral or written proposals, negotiations, conversations and other communications between the parties upon which neither party is justified in relying.
 CS-      (4/96)
 Printed in USA